                                                                  EXECUTION COPY



                            ______________________


                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.


                        FUND AMERICAN ENTERPRISES, INC.

                                      and

                                  FFOG, INC.

                         _____________________________


                               CREDIT AGREEMENT


                           Dated as of June 2, 1994



                        ______________________________



                           THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION),
                                   as Agent




                          ___________________________

                               TABLE OF CONTENTS

          This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.


                                                                         Page
Section 1. Definitions and Accounting Matters                              - 1 -
           ----------------------------------
       1.01 Certain Defined Terms                                          - 1 -
            ---------------------
       1.02 Accounting Terms and Determinations                           - 13 -
            -----------------------------------
       1.03 Classes and Types of Loans                                    - 14 -
            --------------------------

Section 2. Commitments                                                    - 14 -
           -----------
       2.01 Syndicated Loans                                              - 14 -
            ----------------
       2.02 Borrowings of Syndicated Loans                                - 15 -
            ------------------------------
       2.03 Money Market Loans                                            - 15 -
            ------------------
       2.04 Changes of Commitments                                        - 19 -
            ----------------------
       2.05 Fees                                                          - 19 -
            ----
       2.06 Lending Offices                                               - 20 -
            ---------------
       2.07 Several Obligations; Remedies Independent                     - 20 -
            -----------------------------------------
       2.08 Notes                                                         - 20 -
            -----
       2.09 Prepayments and Conversions or Continuations of Loans         - 21 -
            -----------------------------------------------------

Section 3. Payments of Principal and Interest                             - 21 -
           ----------------------------------
       3.01 Repayment of Loans                                            - 21 -
            ------------------
       3.02 Interest                                                      - 22 -
            --------

Section 4. Payments; Pro Rata Treatment; Computations; Etc.               - 22 -
           ------------------------------------------------
       4.01 Payments                                                      - 22 -
            --------
       4.02 Pro Rata Treatment                                            - 23 -
            ------------------
       4.03 Computations                                                  - 24 -
            ------------
       4.04 Minimum Amounts                                               - 24 -
            ---------------
       4.05 Certain Notices                                               - 24 -
            ---------------
       4.06 Non-Receipt of Funds by the Agent                             - 25 -
            ---------------------------------
       4.07 Sharing of Payments, Etc.                                     - 26 -
            -------------------------

Section 5. Yield Protection, Etc.                                         - 27 -
           ----------------------
       5.01 Additional Costs                                              - 27 -
            ----------------
       5.02 Limitation on Types of Loans                                  - 29 -
            ----------------------------
       5.03 Illegality                                                    - 30 -
            ----------
       5.04 Treatment of Affected Loans                                   - 30 -
            ---------------------------
       5.05 Compensation                                                  - 31 -
            ------------
       5.06 Replacement Banks                                             - 31 -
            -----------------
       5.07 U.S. Taxes                                                    - 32 -
            ----------

Section 6. Guarantee                                                      - 33 -
           ---------
       6.01 Guarantee                                                     - 33 -
            ---------
       6.02 Obligations Unconditional                                     - 33 -
            -------------------------


       6.03 Reinstatement                                                 - 34 -
            -------------
       6.04 Subrogation                                                   - 34 -
            -----------
       6.05 Remedies                                                      - 35 -
            --------
       6.06 Continuing Guarantee                                          - 35 -
            --------------------
       6.07 Limitation on Guarantee Obligations of Enterprises            - 35 -
            --------------------------------------------------

Section 7. Conditions Precedent                                           - 36 -
           --------------------
       7.01 Initial Loan                                                  - 36 -
            ------------
       7.02 Initial and Subsequent Loans                                  - 37 -
            ----------------------------

Section 8. Representations and Warranties                                 - 37 -
           ------------------------------
       8.01 Corporate Existence                                           - 37 -
            -------------------
       8.02 Financial Condition                                           - 38 -
            -------------------
       8.03 Litigation                                                    - 38 -
            ----------
       8.04 No Breach                                                     - 38 -
            ---------
       8.05 Action                                                        - 38 -
            ------
       8.06 Approvals                                                     - 39 -
            ---------
       8.07 Use of Loans                                                  - 39 -
            ------------
       8.08 ERISA                                                         - 39 -
            -----
       8.09 Taxes                                                         - 39 -
            -----
       8.10 Investment Company Act                                        - 39 -
            ----------------------
       8.11 Public Utility Holding Company Act                            - 39 -
            ----------------------------------
       8.12 Credit Agreements                                             - 39 -
            -----------------
       8.13 Hazardous Materials                                           - 39 -
            -------------------
       8.14 Material Subsidiaries.                                        - 40 -
            ---------------------
       8.15 True and Complete Disclosure                                  - 40 -
            ----------------------------

Section 9. Covenants of the Borrowers                                     - 41 -
           --------------------------
       9.01 Financial Statements                                          - 41 -
            --------------------
       9.02 Litigation                                                    - 43 -
            ----------
       9.03 Existence, Etc.                                               - 43 -
            ---------------
       9.04 Insurance                                                     - 44 -
            ---------
       9.05 Prohibition of Fundamental Changes                            - 44 -
            ----------------------------------
       9.06 Limitation on Liens                                           - 44 -
            -------------------
       9.07 Use of Proceeds                                               - 45 -
            ---------------
       9.08 Financial Covenants                                           - 45 -
            -------------------

Section 10. Events of Default                                             - 46 -
            -----------------

Section 11. The Agent                                                     - 48 -
            ---------
       11.01 Appointment, Powers and Immunities                           - 48 -
             ----------------------------------
       11.02 Reliance by Agent                                            - 48 -
             -----------------
       11.03 Defaults                                                     - 49 -
             --------
       11.04 Rights as a Bank                                             - 49 -
             ----------------
       11.05 Indemnification                                              - 49 -
             ---------------
       11.06 Non-Reliance on Agent and Other Banks                        - 49 -
             -------------------------------------
       11.07 Failure to Act                                               - 50 -
             --------------


       11.08 Resignation or Removal of Agent                              - 50 -
             -------------------------------

Section 12. Miscellaneous                                                 - 50 -
            -------------
       12.01 Waiver                                                       - 50 -
             ------
       12.02 Notices                                                      - 51 -
             -------
       12.03 Expenses, Etc.                                               - 51 -
             --------------
       12.04 Amendments, Etc.                                             - 51 -
             ----------------
       12.05 Successors and Assigns                                       - 52 -
             ----------------------
       12.06 Assignments and Participations                               - 52 -
             ------------------------------
       12.07 Survival                                                     - 53 -
             --------
       12.08 Captions                                                     - 54 -
             --------
       12.09 Counterparts                                                 - 54 -
             ------------
       12.10 Governing Law; Submission to Jurisdiction                    - 54 -
             -----------------------------------------
       12.11 Waiver of Jury Trial                                         - 54 -
             --------------------
       12.12 Treatment of Certain Information; Confidentiality            - 54 -
             -------------------------------------------------
       12.13 Integration                                                  - 55 -
             -----------


SCHEDULE I - Material Agreements
SCHEDULE II - Material Subsidiaries

EXHIBIT A-1    Form of Syndicated Note
EXHIBIT A-2    Form of Money Market Note
EXHIBIT B-1    Form of Money Market Quote Request
EXHIBIT B-2    Form of Money Market Quote
EXHIBIT C      Form of Opinion of Counsel to the Borrowers
EXHIBIT D      Calculation of Finance Asset to Debt Coverage Ratios

              CREDIT AGREEMENT dated as of June 2, 1994, between: FUND AMERICAN ENTERPRISES HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors and assigns, "Holdings"); FUND AMERICAN ENTERPRISES, INC., a corporation duly
          --------
organized and validly existing under the laws of the State of Delaware and a Wholly Owned Subsidiary of Holdings (together with its successors and assigns,

"Enterprises") and FFOG, INC., a corporation duly organized and validly existing
------------
under the laws of the State of Delaware and a Wholly Owned Subsidiary of Holdings (together with its successors and assigns, "FFOG" and together with
                                                     ----
Holdings and Enterprises, the "Borrowers"); each of the lenders that is a
                               ---------
signatory hereto or which, pursuant to Section 12.06(b) hereof, shall become a "Bank" hereunder (individually, a "Bank" and, collec tively, the "Banks"); and
                                   ----                           -----
THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").
               -----

              The Borrowers have requested that the Banks make loans to them in an aggregate principal amount not exceeding $75,000,000 at any one time outstanding (and each Borrower has agreed to guarantee the direct obligations of each other Borrower hereunder) and the Banks are prepared to make such loans upon the terms hereof. Accordingly, the parties hereto agree as follows:



              Section 1. Definitions and Accounting Matters.
                         ----------------------------------

              1.01  Certain Defined Terms.  As used herein, the following terms
                    ---------------------
shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):
                            ---- -----

              "Acquisition" shall mean any transaction, or any series of related
               -----------
transactions, by which Holdings and/or any of its Subsidiaries (a) acquires any ongoing business or all or substantially all of the assets of any corporation or other entity or any division thereof, whether through purchase of assets, merger or otherwise; (b) directly or indirectly acquires ownership or control of at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors; or (c) directly or indirectly acquires control of a majority ownership interest in any partnership or joint venture.

              "Affiliate" shall mean any Person which directly or indirectly
               ---------
controls, or is under common control with, or is controlled by, Holdings. As used in this definition, "control" (including, with its correlative meanings,
                          -------
"controlled by" and "under common control with") shall mean possession, directly
 -------------       -------------------------
or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate solely by reason of his or her being a director, officer or employee of Holdings or any of its Subsidiaries and Holdings and its Subsidiaries shall not be deemed to be Affiliates of each other.

              "Applicable Lending Office" shall mean, for each Bank and for each
               -------------------------
Type of Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan on the signature pages hereof or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Agent and Holdings as the office by which its Loans of such Type are to be made and maintained.

              "Applicable Margin" shall mean, with respect to each Type of
               -----------------
Syndicated Loan, for any day, the percentage set forth below which corresponds to the Borrower's Rating Level for such day:

              Borrower's Rating Level                Percentage
              -----------------------                ----------
                    1 through 7                      0.2500%
                    8 through 10                     0.3500%
                    11                               0.8750%

              "Bankruptcy Code" shall mean Title 11 of the United States Code
               ---------------
entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto.

              "Base Rate" shall mean, for any day, the higher of (a) the Federal
               ---------
Funds Rate for such day plus 1/2 of 1% per annum and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

              "Base Rate Loans" shall mean Syndicated Loans which bear interest
               ---------------
at rates based upon the Base Rate.

              "Borrower's Rating Level" shall mean the number set forth in the
               -----------------------
column "Borrower's Rating Level" which corresponds to a Borrower's Debt Ratings assigned by Moody's and S&P. In the event that there is a difference in the Borrower's Debt Ratings assigned by Moody's and S&P of one level, then if the better of the Borrower's Debt Ratings is BBB- or Baa3 or better, the Borrower's Rating Level shall be the number which corresponds with the better of the Borrower's Debt Ratings, except that if either of the Borrower's Debt Ratings shall be BB+ or Ba1 or lower, then the Borrower's Rating Level shall be the number which corresponds with the lower of the Borrower's Debt Ratings. In the event there is a difference in the Borrower's Debt Ratings assigned by Moody's and S&P of two or more levels, then if the better of the Borrower's Debt Ratings is BBB- or Baa3 or better, the Borrower's Ratings Level shall be the number which corresponds with the level one below the better of the Borrower's Debt Ratings except that if either of the Borrower's Debt Ratings shall be BB+ or Ba1 or lower, then the Borrower's Rating Level shall be the number which corresponds with the lower of the Borrower's Debt Ratings. Each change in the Borrower's Rating Level shall take effect at the time of such change in the Borrower's Debt Ratings.

                           Borrower's Debt Ratings
      Borrower's Rating Level    Moody's           S&P
                                 -------           ---
              1                  Aaa               AAA
              2                  Aa1               AA+
              3                  Aa2               AA
              4                  Aa3               AA-
              5                  A1                A+
              6                  A2                A
              7                  A3                A-
              8                  Baa1              BBB+
              9                  Baa2              BBB
              10                 Baa3              BBB-
              11                 Ba1 or lower      BB+ or lower

              "Business Day" shall mean any day on which commercial banks are
               ------------
not authorized or required to close in New York City and, if such day relates to the giving of notices or quotes in connection with a LIBOR Auction or to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a LIBOR Market Loan or a notice by a Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

              "Capital Lease Obligations" shall mean, with respect to any
               -------------------------
Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

              "Change of Control" shall mean an event or series of events by
               -----------------
which (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) (other than John Byrne or American Express Company and its affiliates) becomes, whether by means of any issuance or direct or indirect transfer of securities, merger, consolidation, liquidation, dissolution or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 under such Act except that a Person shall be deemed to be a "beneficial" owner of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly through one or more intermediaries, of more than 30% of the total voting rights attached to the then-outstanding securities of any class or classes of Holdings the holders of which are ordinarily, in the absence of contingencies, entitled to vote for corporate directors; (b) during any period of 12 months, individuals who at the beginning of such period constituted Holdings Board of Directors (together with any new directors whose election by Holdings Board of Directors or whose nomination for election by Holdings' stockholders, was approved by a vote of at least 66% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or (c) Holdings' stockholders approve any plan or proposal for the liquidation or dissolution of Holdings.

              "Chase" shall mean The Chase Manhattan Bank (National
               -----
Association).

              "Class" shall have the meaning assigned to such term in Section
               -----
1.03 hereof.

              "Closing Date" shall mean the date upon which this Agreement has
               ------------
been executed by the Borrowers, the Agent and the Banks and the conditions precedent to the initial Loans hereunder set forth in Section 7 hereof have been satisfied.

              "Code" shall mean the Internal Revenue Code of 1986, as amended
               ----
from time to time.


              "Commitment" shall mean, as to each Bank, the obligation of such
               ----------
Bank to make Syndicated Loans pursuant to Section 2.01 hereof in an aggregate amount at any one time outstanding up to but not exceeding (a) in the case of a Bank that is a party to this Agreement as of the date hereof, the amount set opposite such Bank's name on the signature pages hereof under the caption "Commitment" and (b) in the case of any other Bank, the aggregate amount of the Commitments of other Banks acquired by it pursuant to Section 12.06(b) hereof (in each case, as the same may be reduced at any time or from time to time pursuant to Section 2.04 hereof or increased or reduced at any time or from time to time pursuant to said Section 12.06(b)).

              "Commitment Termination Date" shall mean the 364th day following
               ---------------------------
the Closing Date.

              "Consolidated Debt" shall mean, at any time, the aggregate
               -----------------
outstanding principal amount of all Indebtedness of Holdings and the Consolidated Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

              "Consolidated Subsidiary" shall mean each Subsidiary of Holdings
               -----------------------
(whether now existing or hereafter created or acquired) the financial statements of which shall be (or should be) consolidated with the financial statements of Holdings in accordance with GAAP.

              "Consolidated Tangible Net Worth" shall mean, at any time, the
               -------------------------------
shareholders equity of Holdings and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP, minus Intangible Assets.

              "Continue", "Continuation" and "Continued" shall refer to the
               --------    ------------       ---------
continuation pursuant to Section 2.09 hereof of a Fixed Rate Loan of one Type as a Fixed Rate Loan of the same Type from one Interest Period to the next Interest Period.

              "Convert", "Conversion" and "Converted" shall refer to a
               -------    ----------       ---------
conversion pursuant to Section 2.09 hereof of Base Rate Loans into Eurodollar Loans or of Eurodollar Loans into Base Rate Loans.

              "Credit Documents" shall mean, collectively, this Agreement and
               ----------------
the Notes.

              "Default" shall mean an Event of Default or an event which with
               -------
notice or lapse of time or both would become an Event of Default.

              "Dollars" and "$" shall mean lawful money of the United States of
               -------       -
America.

              "Environmental Laws" shall mean any and all Federal, state, local
               ------------------
and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

              "ERISA" shall mean the Employee Retirement Income Security Act of
               -----
1974, as amended from time to time.

              "ERISA Affiliate" shall mean any corporation or trade or business
               ---------------
which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Holdings or is under common control (within the meaning of Section 414(c) of the Code) with Holdings.

              "Eurodollar Loans" shall mean Syndicated Loans the interest rates
               ----------------
on which are determined on the basis of rates referred to in the definition of "Fixed Base Rate" in this Section 1.01.

              "Event of Default" shall have the meaning assigned to such term in
               ----------------
Section 10 hereof.

              "Facility Fee Rate" shall mean for any day, the percentage set
               -----------------
forth below which corresponds to the Borrower's Rating Level for such day:

              Borrower's Rating Level                Percentage
              -----------------------                ----------
                    1 through 7                       0.1500%
                    8 through 10                      0.1500%
                    11                                0.3750%

              "Federal Funds Rate" shall mean, for any day, the rate per annum
               ------------------
equal to the overnight Federal funds asked price ("ASK") effective rate set forth on page 5 of the Telerate screen at approximately 10:00 a.m. (New York City time) on such day, as determined by the Agent, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on the next preceding Business Day as so set forth at approximately such time on such Telerate screen on such next preceding Business Day, and (b) if such rate is not so set forth on such Telerate screen for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day as determined by the Agent.

              "Finance Assets" shall mean (i) United States Government
               --------------
obligations (other than cash equivalents); (ii) debt securities or debt instruments with a rating of BBB- or higher from S&P, Baa3 or higher by Moody's, class (2) or higher by the National Association of Insurance Commissioners, or if none of the foregoing entities or their successors shall exist the equivalent of such rating by any other nationally recognized securities rating agency (but excluding any debt securities constituting loans or advances among the Borrower and its wholly-owned Subsidiaries); (iii) any fund investing exclusively in investments described in clauses (i) and (ii) which fund may also hold immaterial amounts of cash pending investment or distribution; (iv) equity securities listed and traded on the New York Stock Exchange, on the American Stock Exchange, or among the National Market Issues reported on NASDAQ; and (v) U S West Preferred Stock so long as such stock is subject to the put right contained in Section 9.3 of the U.S. West Securities Purchase Agreement; provided, that Finance Assets shall not include any securities pledged to
--------
secure any obligation (contingent or otherwise) and provided, further, that the
                                                    --------- -------
total value of Finance Assets calculated with respect to FFOG shall be reduced by the amount of any contingent obligation of FFOG pursuant to the Stock Purchase Agreement dated as of February 28, 1994 and as subsequently amended, between Source One Mortgage Services Corporation and FFOG.

              "Final Maturity Date" shall mean the date 15 months following the
               -------------------
Closing Date.

              "Fixed Base Rate" shall mean, with respect to any Fixed Rate Loan
               ---------------
for any Interest Period therefor, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the rates per annum quoted by the respective Reference Banks at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by the respective Reference Banks to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan or LIBOR Market Loan to be made by the respective Reference Banks for such Interest Period.

If any Reference Bank is not participating in any Fixed Rate Loan during any Interest Period therefor, the Fixed Base Rate for such Loan for such Interest Period shall be determined by reference to the amount of the Loan which such Reference Bank would have made or had outstanding had it been participating in such Loan during such Interest Period; provided that in the case of any LIBOR Market Loan, the Fixed Base Rate for such Loan shall be determined with reference to deposits of $25,000,000. If any Reference Bank does not timely furnish such information for determination of any Fixed Base Rate, the Agent shall determine such Fixed Base Rate on the basis of information timely furnished by the remaining Reference Banks.

              "Fixed Rate" shall mean, for any Fixed Rate Loan for any Interest
               ----------
Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the Fixed Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement for such Loan for such Interest Period.

              "Fixed Rate Loans" shall mean Eurodollar Loans and, for the
               ----------------
purposes of the definition of "Fixed Base Rate" in this Section 1.01 and for purposes of Section 5 hereof, LIBOR Market Loans.

              "GAAP" shall mean generally accepted accounting principles applied
               ----
on a basis consistent with those which, in accordance with the last sentence of
Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

              "Guarantee" shall mean a guarantee, an endorsement, a contingent
               ---------
agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall
                                ---------       ----------
have a correlative meaning.

              "Indebtedness" shall mean, for any Person: (a) indebtedness
               ------------
created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person, except such short-term repurchase agreements as may be characterized as assets under GAAP); (b) obligations of such Person to pay the deferred purchase or deferred acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person; provided that
(i) financial guarantees entered into in the ordinary course of business by Financial Security Assurance Holdings Ltd. or its subsidiaries shall not be included within "Indebtedness" for purposes of Section 9.08(b) (if Financial Security Assurance Holdings Ltd. shall become a Subsidiary), and (ii) the obligations described in the provisos to the definition of "Finance Assets" herein shall not be included as "Indebtedness" for purposes of Section 9.08(c).

              "Information Memorandum" shall mean the Confidential Information
               ----------------------
Memorandum relating to the credit facility provided for hereby distributed with a letter from Chase and Chase Securities, Inc. to prospective participants in such facility dated April 18, 1994.

              "Intangible Assets" shall mean, at any time, the book value of all
               -----------------
Properties of Holdings and the Consolidated Subsidiaries that would be treated as intangibles under GAAP (determined on a consolidated basis in accordance with GAAP), including, without limitation, goodwill, purchased deposit premiums, patents, trademarks, service marks, trade names, copyrights, charters, franchises, licenses, minority interests in Consolidated Subsidiaries, organization, reorganization and developmental expense and any write-up in the book value of such Properties resulting from a revaluation thereof subsequent to March 31, 1993; provided that purchased and capitalized servicing rights shall not be treated as intangibles.

              "Interest Period" shall mean:
               ---------------

              (a) with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower of such Loan may select as provided in Section 4.05 hereof, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;

              (b) With respect to any Set Rate Loan, the period commencing on the date such Loan is made and ending on any Business Day up to 180 days thereafter, as the Borrower of such Loan may select as provided in
       Section 2.03(b) hereof; and

              (c) With respect to any LIBOR Market Loan, the period commencing on the date such Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower of such Loan may select as provided in Section 2.03(b) hereof, except that each Interest Period which commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing: (i) if any Interest Period for any Loan would otherwise end after the Final Maturity Date, such Interest Period shall end on the Final Maturity Date; (ii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurodollar Loan or a LIBOR Market Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) no Interest Period for any Loan (other than a Set Rate Loan) shall have a duration of less than one month (in the case of a Eurodollar Loan or a LIBOR Market Loan) and, if the Interest Period for any Fixed Rate or LIBOR Market Loan would otherwise be a shorter period (by reason of clause (i) above or otherwise), such Loan shall not be available hereunder.

              "LIBO Margin" shall have the meaning assigned to such term in
               -----------
Section 2.03(c)(ii)(C) hereof.

              "LIBO Rate" shall mean, for any LIBOR Market Loan, a rate per
               ---------
annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the rate of interest specified in the definition of "Fixed Base Rate" in this Section 1.01 for the Interest Period for such Loan divided by 1 minus the Reserve Requirement for such Loan for such Interest Period.

              "LIBOR Auction" shall mean a solicitation of Money Market Quotes
               -------------
setting forth LIBO Margins based on the LIBO Rate pursuant to Section 2.03 hereof.

              "LIBOR Market Loans" shall mean Money Market Loans the interest
               ------------------
rates on which are determined on the basis of LIBO Rates pursuant to a LIBOR Auction.

              "Lien" shall mean, with respect to any Property, any mortgage,
               ----
lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Borrower shall be deemed to own subject to a Lien any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

              "Loans" shall mean Money Market Loans and Syndicated Loans.
               -----

              "Majority Banks" shall mean Banks having at least 66% of the
               --------------
aggregate amount of the Commitments or, if the Commitments shall have terminated, Banks holding at least 66% of the aggregate unpaid principal amount of the Loans, provided that for such purpose there shall be excluded any Commitments directly or indirectly held by Holdings, any of its Subsidiaries or any of its Affiliates following an assignment or participation as contemplated by Section 12.06 hereof.

              "Margin Stock" shall mean margin stock within the meaning of
               ------------
Regulations G, U and X.

              "Material Adverse Effect" shall mean a material adverse effect on
               -----------------------
(a) the Property, business, operations, financial condition, liabilities or capitalization of Holdings and its Subsidiaries taken as a whole, (b) the ability of any of the Borrowers to perform its obligations under any of the Credit Documents, (c) the validity or enforceability of any of the Credit Docu ments, (d) the rights and remedies of the Banks and the Agent under any of the Credit Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

              "Material Subsidiary" shall mean at any time each Subsidiary of
               -------------------
Holdings which is a Borrower and each Subsidiary of Holdings which would be a significant subsidiary under Regulation S-X of the Securities and Exchange Commission or any entity succeeding to any or all of its functions.

              "Money Market Borrowing" shall have the meaning assigned to such
               ----------------------
term in Section 2.03(b) hereof.

              "Money Market Loans" shall mean the loans provided for by Section
               ------------------
2.03 hereof.

              "Money Market Notes" shall mean the promissory notes provided for
               ------------------
by Section 2.08(b) hereof.

              "Money Market Quote" shall mean an offer in accordance with
               ------------------
Section 2.03(c) hereof by a Bank to make a Money Market Loan with one single specified interest rate.

              "Money Market Quote Request" shall have the meaning assigned to
               --------------------------
such term in Section 2.03(b) hereof.


              "Money Market Investments" shall mean:
               ------------------------

              (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than one year from the date of acquisition thereof;

              (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; and

              (c) commercial paper rated A-1 or better or P-1 or better by S&P or Moody's, respectively, maturing not more than 90 days from the date of acquisition thereof.

              "Moody's" shall mean Moody's Investors Service, Inc. or any
               -------
successor thereto which is engaged in the business of rating securities.

              "Multiemployer Plan" shall mean a multiemployer plan defined as
               ------------------
such in Section 3(37) of ERISA to which contributions have been made by Holdings or any ERISA Affiliate and which is covered by Title IV of ERISA.

              "Notes" shall mean the promissory notes provided for by Section
               -----
2.08 hereof, and shall include the Syndicated Notes and the Money Market Notes.

              "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
               ----
entity succeeding to any or all of its functions under ERISA.

              "Person" shall mean any individual, corporation, company,
               ------
voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

              "Plan" shall mean an employee benefit or other plan established or
               ----
maintained by Holdings or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

              "Post-Default Rate" shall mean, in respect of any principal of any
               -----------------
Loan or any other amount under this Agreement or any Note that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% above the Base Rate as in effect from time to time (provided that, if the amount so in default is principal of a Fixed Rate Loan or a Money Market Loan and the due date thereof is a day other than the last day of an Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of such Interest Period, 2% above the interest rate for such Loan as provided in Section 3.02 hereof and, thereafter, the rate provided for above in this definition).

              "Prime Rate" shall mean the rate of interest from time to time
               ----------
announced by Chase at the Principal Office as its prime commercial lending rate.

              "Principal Office" shall mean the principal office of the Agent
               ----------------
and Chase, presently located at 1 Chase Manhattan Plaza, New York, New York
10081.

              "Property" shall mean any right or interest in or to property of
               --------
any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

              "Quarterly Dates" shall mean the last day of March, June,
               ---------------
September and December in each year, the first of which shall be the first such day after the date of this Agreement.

              "Reference Banks" shall mean Chase, Credit Lyonnais and Shawmut
               ---------------
Bank Connecticut, N.A. (or their Applicable Lending Offices, as the case may be).

              "Regulation D", "Regulation G", "Regulation U" and "Regulation X"
               ------------    ------------    ------------       ------------
shall mean, respectively, Regulations D, G, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

              "Regulatory Change" shall mean, with respect to any Bank, any
               -----------------
change after the date of this Agreement in United States Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Bank of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

              "Reserve Requirement" shall mean, for any Interest Period for any
               -------------------
Fixed Rate Loan or LIBOR Market Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Fixed Base Rate for Eurodollar Loans or LIBOR Market Loans (as the case may be) is to be determined as provided in the definition of "Fixed Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets which includes Eurodollar Loans or LIBOR Market Loans.

              "S&P" shall mean Standard & Poors Corporation, or any successor
               ---
thereto which is engaged in the business of rating securities.

              "Set Rate" shall have the meaning assigned to such term in
               --------
Section 2.03(c)(ii)(D) hereof.

              "Set Rate Auction" shall mean a solicitation of Money Market
               ----------------
Quotes setting forth Set Rates pursuant to Section 2.03 hereof.

              "Set Rate Loans" shall mean Money Market Loans the interest rates
               --------------
on which are determined on the basis of Set Rates pursuant to a Set Rate
Auction.

              "Subsidiary" shall mean, for any Person, any corporation,
               ----------
partnership (other than any limited partnership of which such Person is solely a limited partner) or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "Wholly Owned Subsidiary" shall mean, for any
                               -----------------------
Person, any Subsidiary of which all of such shares or ownership interests, other than (in the case of a corporation) directors' qualifying shares, are so owned or controlled by such Person.

              "Syndicated Loans" shall mean the loans provided for by Section
               ----------------
2.01 hereof.

              "Syndicated Notes" shall mean the promissory notes provided for
               ----------------
by Section 2.08(a) hereof.

              "Type" shall have the meaning assigned that term in Section 1.03
               ----
hereof.

              "U S West Preferred Stock" shall mean the U S West Series B
               ------------------------
cumulative redeemable preferred stock $1.00 par value per share purchased by Holdings pursuant to the and subject to the terms of the U S West Securities Purchase Agreement.

              "U S West Securities Purchase Agreement" shall mean the Securities
               --------------------------------------
Purchase Agreement dated April 10, 1994 among Holdings, U S West, Inc. U S West Capital Corporation and Financial Security Assurance Holdings Ltd., as it may be amended from time to time, subject to Section 9.08(d).

              1.02  Accounting Terms and Determinations.
                    -----------------------------------

              (a) Except with respect to calculations made for purposes of determining compliance with the terms of this Agreement and certificates and reports respecting compliance with the terms of this Agreement (as to which the next sentence of this Section 1.02 (a) sets forth the applicable requirement) and except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks hereunder shall (unless otherwise disclosed to the Banks in writing at the time of delivery thereof in the manner described in subsection (b) below) be prepared, in accordance with GAAP applied on a basis consistent with that used in the preparation of the latest financial statements furnished to the Banks hereunder (which, prior to the first financial statements delivered under Section 9.01 hereof, shall mean the financial statements referred to in Section 8.02 hereof). All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with that used in the preparation of the annual or quarterly financial statements furnished to the Banks pursuant to Section 9.01 hereof unless (i) Holdings shall have notified the Agent of its objection to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Banks shall have notified Holdings (through the Agent) of their objection to determining such compliance on such basis within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under
Section 9.01 hereof, shall mean the financial statements referred to in Section
8.02 hereof).

              (b) Holdings shall deliver to the Banks at the same time as the delivery of any annual or quarterly financial statement under Section 9.01 hereof a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above, and reasonable estimates of the difference between such statements arising as a consequence thereof.

              (c) No Borrower will change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30, and September 30 of each year, respectively.

              1.03  Classes and Types of Loans. Loans hereunder are
                    --------------------------
distinguished by "Class" and by "Type". The "Class" of a Loan refers to whether such Loan is a Money Market Loan or a Syndicated Loan, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan, a Eurodollar Loan, a Set Rate Loan or a LIBOR Market Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.


              Section 2. Commitments
                         -----------

              2.01  Syndicated Loans.  Each Bank severally agrees, on the terms
                    ----------------
of this Agreement, to make loans to the Borrowers in Dollars during the period from and including the Closing Date to but not including the Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Commitment of such Bank as in effect from time to time. Subject to the terms of this Agreement, during such period the Borrowers may borrow, repay and reborrow the amount of the Commitments by means of Base Rate Loans and Eurodollar Loans and may Convert Syndicated Loans of one Type into Syndicated Loans of the other Type (as provided in Section 2.09 hereof) or Continue Loans of one Type as Loans of the same Type (as provided in
Section 2.09 hereof); provided that:

              (i) there may be no more than 10 different Interest Periods for both Syndicated Loans and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); and

              (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments at such time.

              2.02  Borrowings of Syndicated Loans. Each Borrower shall give the
                    ------------------------------
Agent (which shall promptly notify the Banks) notice of each borrowing by such Borrower hereunder as provided in Section 4.05 hereof. Not later than 1:00 p.m. New York time on the date specified for each borrowing of Syndicated Loans hereunder, each Bank shall make available the amount of the Syndicated Loan to be made by it on such date to the Agent, at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office, in immediately available funds, for account of the relevant Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the relevant Borrower by depositing the same, in immediately available funds, in an account of such Borrower maintained with Chase at the Principal Office designated by such Borrower.

              2.03  Money Market Loans.
                    ------------------

              (a) In addition to borrowings of Syndicated Loans, at any time prior to the Commitment Termination Date each Borrower may, as set forth in this
Section 2.03, request the Banks to make offers to make Money Market Loans to such Borrower in Dollars. The Banks may, but shall have no obligation to, make such offers and such Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03. Money Market Loans may be LIBOR Market Loans or Set Rate Loans, provided that:

                 (i) there may be no more than 10 different Interest Periods for both Syndicated Loans and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); and

                 (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments at such time.

              (b) When a Borrower wishes to request offers to make Money Market Loans under this Section 2.03, it shall give the Agent (which shall promptly notify the Banks) notice (a "Money Market Quote Request") so as to be received
                             --------------------------
no later than 11:00 a.m. New York time on (x) the fourth Business Day prior to the date of borrowing proposed therein, in the case of a LIBOR Auction or (y) the Business Day next preceding the date of borrowing proposed therein, in the case of a Set Rate Auction (or, in any such case, such other time and date as such Borrower and the Agent, with the consent of the Majority Banks, may agree). A Borrower may request offers to make Money Market Loans for up to three different Interest Periods in a single notice (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Money Market Quote Request for a separate borrowing (a "Money Market Borrowing"), but only
    ----------------------
one fee specified in Section 2.05(b) shall be payable if not more than three Interest Periods are requested in the same Money Market Quote Request. Each such notice shall be substantially in the form of Exhibit B-1 hereto and shall specify as to each Money Market Borrowing:

                 (i) the relevant Borrower and the proposed date of such borrowing, which shall be a Business Day;

                 (ii) the aggregate amount of such Money Market Borrowing, which shall be at least $10,000,000 (or in a larger multiple of $1,000,000) but shall not cause the limits specified in Section 2.03(a) hereof to be violated;

                 (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition in Section 1.01 hereof of the term "Interest Period";

                 (iv) whether the Money Market Quotes requested for a particular Interest Period are seeking quotes for LIBOR Market Loans or Set Rate Loans; and

                 (v) if the Money Market Quotes requested are seeking quotes for Set Rate Loans, the date on which the Money Market Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Money Market Quotes are to be submitted is called the "Quotation Date").
        --------------

Except as otherwise provided in this Section 2.03(b), no Money Market Quote Request shall be given within five Business Days (or such other number of days as the relevant Borrower and the Agent, with the consent of the Majority Banks, may agree) of any other Money Market Quote Request.

              (c)(i) Each Bank may submit one or more Money Market Quotes, each containing an offer to make a Money Market Loan in response to any Money Market Quote Request; provided that, if the relevant Borrower request under Section 2.03(b) hereof specified more than one Interest Period, such Bank may make a single submission containing one or more Money Market Quotes for each such Interest Period. Each Money Market Quote must be submitted to the Agent not later than (x) 2:00 p.m. New York time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 10:00 a.m. New York time on the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the relevant Borrower and the Agent, with the consent of the Majority Banks, may agree); provided that any Money Market Quote submitted by the Bank which is acting as Agent (or its Applicable Lending Office) may be submitted, and may only be submitted, if such Bank (or such Applicable Lending Office) notifies the relevant Borrower of the terms of the offer contained therein not later than (x) 1:00 p.m. New York time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 9:45 a.m. New York time on the Quotation Date, in the case of a Set Rate Auction. Subject to Sections 5.02(b) (in the case of a LIBOR Auction only), 5.03, 7.02 and 10 hereof, any

       Money Market Quote so made shall be irrevocable except with the consent of the Agent given on the instructions of the relevant Borrower.

                (ii) Each Money Market Quote shall be substantially in the form of Exhibit B-2 hereto and shall specify:

                      (A) the relevant Borrower and the proposed date of borrowing and the Interest Period therefor;

                      (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount shall be at least $10,000,000 or a larger multiple of $1,000,000; provided that the aggregate principal amount of all Money Market Loans for which a Bank submits Money Market Quotes (x) may be greater or less than the Commitment of such Bank but (y) may not exceed the principal amount of the Money Market Borrowing for a particular Interest Period for which offers were requested;

                      (C) in the case of a LIBOR Auction, the margin above or below (or equal to) the applicable LIBO Rate (the "LIBO Margin")
                                                                  -----------
               offered for each such Money Market Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable LIBO Rate;

                      (D) in the case of a Set Rate Auction, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Money Market Loan (the "Set Rate"); and
                --------

                      (E) the identity of the quoting Bank (and whether such Bank is a U.S. Person (as that term is defined in Section 5.07(a) hereof) and, if such Bank is not a U.S. Person, whether such Bank is entitled to submit a Form 1001 (as so defined) or a Form 4224 (as so defined).

       Unless otherwise agreed by the Agent and the relevant Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request and, in particular, no Money Market Quote may be conditioned upon acceptance by the relevant Borrower of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

               (d) The Agent shall (x) in the case of a Set Rate Auction, as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:15 a.m. New York time on the Quotation Date) or (y) in the case of a LIBOR Auction, by 4:00 p.m. New York time on the day a Money Market Quote is submitted, notify the relevant Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with

Section 2.03(c) hereof and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. Such notice by the Agent shall specify (A) the aggregate principal amount of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and LIBO Margins or Set Rates, as the case may be, so offered by each Bank (identifying the Bank that made each Money Market Quote).

               (e) Not later than 11:00 a.m. New York time on (x) the third Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the relevant Borrower and the Agent, with the consent of the Majority Banks, may agree), such Borrower shall notify the Agent of acceptance or nonacceptance of the offers so notified to it pursuant to
Section 2.03(d) hereof (and the failure of such Borrower to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Bank. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The relevant Borrower may accept any Money Market Quote in whole or in part (provided that any Money Market Quote accepted in part shall be at least $10,000,000 or in a larger multiple of $1,000,000); provided that:

                   (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                  (ii) the aggregate principal amount of each Money Market Borrowing shall be at least $10,000,000 (or in a larger multiple of $1,000,000) but shall not cause the limits specified in Section 2.03(a) hereof to be violated;

                 (iii) acceptance of offers may be made only in ascending order of LIBO Margins or Set Rates, as the case may be, in each case beginning with the lowest rate so offered (except that such Borrower need not accept any offer from a Bank that is not a U.S. Person (as that term is defined in Section 5.07(a) hereof) and is not entitled, as of the date of such offer, to submit a Form 1001 (as so defined) or a Form 4224 (as so defined)); and

                  (iv) such Borrower may not accept any offer if the Agent has advised such Borrower that such offer fails to comply with Section 2.03(c)(ii) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a) hereof).

If offers are made by two or more Banks with the same LIBO Margins or Set Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the relevant Borrower among such Banks as nearly as possible (in multiples of $1,000,000) in proportion to the aggregate principal amount of such offers and determinations by such Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

              (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 1:00 p.m. New York time on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office in immediately available funds, for account of the relevant Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the relevant Borrower on such date by depositing the same, in immediately available funds, in an account of such Borrower maintained with Chase at the Principal Office designated by such Borrower.

              (g)  Except for the purpose and to the extent expressly stated in
Section 2.04(b) hereof, the amount of any Money Market Loan made by any Bank shall not constitute a utilization of such Bank's Commitment.

              2.04  Changes of Commitments.
                    ----------------------

              (a) On the Commitment Termination Date undrawn Commitments shall expire, and any amounts paid or prepaid may not be reborrowed.

              (b) Holdings shall have the right at any time or from time to time (i) so long as no Syndicated Loans or Money Market Loans are outstanding, to terminate the Commitments and (ii) to reduce the aggregate unused amount of the Commitments (for which purpose use of the Commitments shall be deemed to include the aggregate principal amount of all Money Market Loans); provided that
(x) Holdings shall give notice of each such termination or reduction as provided in Section 4.05 hereof, and (y) each partial reduction of unused Commitments shall be in an aggregate amount at least equal to $10,000,000 and in multiples of $1,000,000 in excess thereof.

              (c)  All Loans shall mature on the Final Maturity Date.

              (d) The Commitments once terminated or reduced may not be reinstated.

              2.05  Fees.
                    ----

              (a) (i) Prior to the Commitment Termination Date, Holdings shall pay to the Agent for account of each Bank a facility fee on the amount of such Bank's Commitment (as in effect from time to time), whether or not utilized, for each day during the period from and including the date hereof to but not including the earlier of (A) the date such Commitment is terminated in full and
(B) the Commitment Termination Date, at a rate per annum equal to the

Facility Fee Rate for such day; (ii) following the Commitment Termination Date, Holdings shall pay to the Agent for account of each Bank a facility fee on the amount of such Bank's pro rata share of any outstanding Loans (which shall be computed as if such loans were Syndicated Loans) for each day during the period from and including the Commitment Termination Date to but not including the date all Loans are repaid in full, at a rate per annum equal to the Facility Fee Rate for such day. Accrued facility fee shall be payable in arrears on each Quarterly Date and on the earlier of (i) the date such Commitment is terminated in full and (ii) the Final Maturity Date (or, if the principal of all Loans and all interest thereon shall not be paid in full on the Final Maturity Date, the date all such amounts shall be paid in full).

              (b) Each Borrower shall pay to the Agent for account of the Agent a fee in an amount equal to $1,500 upon the making of each Money Market Quote Request by such Borrower.

              (c) A utilization fee shall be paid to the Agent for the account of each Bank with respect to each day on which the aggregate outstanding principal amount of all Loans of all Banks exceeds $37,500,000 on such day and shall be equal to 0.10% of such excess amount. Accrued utilization fee shall be payable in arrears on each Quarterly Date and on the earlier of (i) the date the Commitments are terminated in full and (ii) the Final Maturity Date (or, if the principal of all Loans and all interest thereon shall not be paid in full on the Final Maturity Date, the date all such amounts shall be paid in full).

              2.06  Lending Offices.  The Loans of each Type made by each Bank
                    ---------------
shall be made and maintained at such Bank's Applicable Lending Office for Loans of such Type.

              2.07  Several Obligations; Remedies Independent. The failure of
                    -----------------------------------------
any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but neither any Bank nor the Agent shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable by each Borrower at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

              2.08  Notes.
                    -----

              (a) The Syndicated Loans made by each Bank to each Borrower shall be evidenced by a single promissory note of such Borrower substantially in the form of Exhibit A-1 hereto, dated the date hereof, payable to such Bank in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

              (b) The Money Market Loans made by any Bank to each Borrower shall be evidenced by a single promissory note of such Borrower substantially in the form of Exhibit A-2 hereto, dated the date hereof, payable to such Bank and otherwise duly completed.

              (c) The date, amount, Type, interest rate, and duration of Interest Period (if applicable) of each Loan of each Class made by each Bank to any Borrower, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of the relevant Note of such Borrower evidencing the Loans of such Class held by it, endorsed by such Bank on the schedule attached to such Note or any continuation thereof; provided that the failure of such Bank to make any such recordation or endorsement shall not affect the obligations of such Borrower to make a payment when due of any amount owing under such Note.

              (d) No Bank shall be entitled to have its Notes subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of all or any portion of such Bank's Commitment, Loans and Notes pursuant to Section 12.06(b) hereof.

              2.09  Prepayments and Conversions or Continuations of Loans.
                    -----------------------------------------------------
Subject to Section 4.04 hereof, each Borrower shall have the right to prepay its Syndicated Loans, or to Convert its Syndicated Loans of one Type into Syndicated Loans of the other Type or Continue its Syndicated Loans of one Type as Syndicated Loans of the same Type, at any time or from time to time, provided that: (i) such Borrower shall give the Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof; and (ii) Fixed Rate Loans may be prepaid or Converted only on the last day of an Interest Period for such Loans. Money Market Loans may not be prepaid under this Section
2.09. Notwithstanding the foregoing, and without limiting the rights and remedies of the Banks under Section 10 hereof, in the event that any Event of Default shall have occurred and be continuing, the Agent may (and at the request of the Majority Banks shall) suspend the right of the Borrowers to borrow any Syndicated Loan as a Fixed Rate Loan, to Convert any Syndicated Loan into a Fixed Rate Loan, and to Continue any Syndicated Loan as a Fixed Rate Loan, in which event all Syndicated Loans shall be Converted into Base Rate Loans (on the last day(s) of the respective Interest Periods therefor) or (if outstanding as Base Rate Loans) Continued as Base Rate Loans.


              Section 3.  Payments of Principal and Interest.
                          ----------------------------------

              3.01  Repayment of Loans.
                    ------------------

              (a) Subject to clause (b) below, each Borrower hereby promises to pay to the Agent for account of each Bank the entire outstanding principal amount of each Loan made by such Bank to such Borrower, and each Loan shall mature, on the Final Maturity Date .

              (b) Each Borrower hereby promises to pay to the Agent for account of each Bank that makes any Money Market Loan to such Borrower the principal amount of such Money Market Loan, and such Money Market Loan shall mature, on the last day of the Interest Period for such Money Market Loan.

              3.02  Interest. Each Borrower hereby promises to pay to the Agent
                    --------
for account of each Bank interest on the unpaid principal amount of each Loan made by such Bank to such Borrower for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

              (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin (if any);

              (b) during such periods as such Loan is a Fixed Rate Loan, for each Interest Period relating thereto, the Fixed Rate for such Loan for such Interest Period plus the Applicable Margin;

              (c) if such Loan is a LIBOR Market Loan, the LIBO Rate for such Loan for the Interest Period therefor plus (or minus) the LIBO Margin quoted by the Bank making such Loan in accordance with Section 2.03 hereof; and

              (d) if such Loan is a Set Rate Loan, the Set Rate for such Loan for the Interest Period therefor quoted by the Bank making such Loan in accordance with Section 2.03 hereof.

Notwithstanding the foregoing, each Borrower hereby promises to pay to the Agent for account of each Bank interest at the applicable Post-Default Rate on any principal of any Loan made by such Bank to such Borrower and on any other amount payable by such Borrower hereunder or under the Notes of such Borrower held by such Bank to or for account of such Bank, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Fixed Rate Loan or a Money Market Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three month intervals, and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Banks to which such interest is payable and to the relevant Borrower or Borrowers.

              Section 4.  Payments; Pro Rata Treatment; Computations; Etc.
                          ------------------------------------------------

              4.01  Payments.
                    --------

              (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by each Borrower under this Agreement and its Notes (including, without limitation, all fees referred to herein) shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

              (b) Any Bank for whose account any such payment is to be made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of any Borrower with such Bank (with notice to such Borrower).

              (c) Each Borrower shall, at the time it makes any payment under this Agreement or any Note, specify to the Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable hereunder to which such payment is to be applied in which case such payment shall, subject to
Section 4.02 hereof and unless an Event of Default has occurred and is continuing, be applied as so specified (and in the event that such Borrower fails to so specify, or if an Event of Default has occurred and is continuing, such Bank shall, subject to Section 4.02 hereof, apply the amount of such payment received by it from the Agent in such manner as the Majority Banks (or, in the absence of a determination by the Majority Banks, the Agent) may determine to be appropriate).

              (d) Each payment received by the Agent under this Agreement or any Note for account of any Bank shall be paid by the Agent promptly to such Bank, in immediately available funds, for account of such Bank's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

              (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

              4.02  Pro Rata Treatment.  Except to the extent otherwise provided
                    ------------------
herein: (a) each borrowing under Section 2.01 hereof shall be made from the Banks, each payment of facility fee under Section 2.05 hereof shall be made for account of the Banks, and each termination or reduction of the amount of the Commitments under Section 2.04 hereof shall be applied to the respective Commitments of the Banks, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion and Continuation of Syndicated Loans of a particular Type (other than Conversions provided for by Section 5.04 hereof) shall be made pro rata among the Banks according to the amounts of their respective Commitments (in the case of making of Syndicated Loans) or Syndicated Loans (in the case of Conversions and Continuations of Syndicated Loans) and the then current Interest Period for each Syndicated Loan of such Type shall be coterminous; (c) each payment or prepayment of principal of Syndicated Loans by any Borrower shall be made for account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans held by them; and (d) each payment of interest on Syndicated Loans by any Borrower shall be made for account of the Banks pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Banks.

              4.03  Computations.  Interest on Money Market Loans, Fixed Rate
                    ------------
Loans and Base Rate Loans that bear interest based on the Federal Funds Rate and facility fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and interest on Base Rate Loans that bear interest based on the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

              4.04  Minimum Amounts.  Except for Conversions or prepayments made
                    ---------------
pursuant to Section 5.04 hereof, each borrowing, Conversion and prepayment of principal of Eurodollar Loans shall be in an amount at least equal to $10,000,000 and in multiples of $1,000,000 in excess thereof, each borrowing, Conversion and prepayment of principal of Base Rate Loans shall be in an amount at least equal to $5,000,000 and in multiples of $1,000,000 in excess thereof and each borrowing and Conversion of Money Market Loans shall be in an aggregate principal amount at least equal to $10,000,000 and in multiples of $1,000,000 in excess thereof (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Fixed Rate Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of each Type of Fixed Rate Loans which are Syndicated Loans and have the same Interest Period shall be in an amount at least equal to $10,000,000 and in multiples of $1,000,000 in excess thereof and, if any such Fixed Rate Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

              4.05  Certain Notices. Except as otherwise provided in
                    ---------------
Section 2.03 hereof with respect to Money Market Loans, notices by Holdings to the Agent of terminations or reductions of the Commitments, and by any Borrower of borrowings, Conversions, Continuations and optional prepayments of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 10:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                                      Number of
                                                      Business
              Notice                           Days Prior
              ------                           ----------
       Termination or reduction
       of the Commitments                             4

       Borrowing or prepayment of,
       or conversion into, Base
       Rate Loans
                                                      same day

       Borrowing or prepayment of,
       Conversions into, Continuations
       as, or duration of Interest
       Period for, Eurodollar Loans            3

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid (and the Borrower of such Loans) and the amount (subject to Section 4.04 hereof) and Type of each Loan to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loan to result from such Conversion) and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of borrowing or Continuation of, or Conversion into, Fixed Rate Loans shall specify the duration of the Interest Period therefor. The Agent shall promptly notify the Banks of the contents of each such notice. In the event that the Borrower of a Fixed Rate Loan fails to select the Type of Loan, or the duration of any Interest Period, for such Loan within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Fixed Rate Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

              4.06  Non-Receipt of Funds by the Agent. Unless the Agent shall
                    ---------------------------------
have been notified by a Bank or any Borrower (the "Payor") prior to the date on
                                                   -----
which the Payor is to make payment to the Agent of (in the case of a Bank) the proceeds of a Loan to be made by it hereunder or (in the case of such Borrower) a payment to the Agent for account of one or more of the Banks hereunder (such payment being herein called the "Required Payment"), which notice shall be
                                 ----------------
effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the

Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid.

              4.07  Sharing of Payments, Etc.
                    ------------------------

              (a) Each Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it for account of such Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank's Loans to such Borrower or any other amount owing by such Borrower to such Bank hereunder (including, without limitation, under Section 6 hereof) or under any Note held by such Bank, that is not paid when due (regardless of whether such balances are then due to such Borrower), in which case it shall promptly notify such Borrower and the Agent thereof, provided that such Bank's failure to give such notice shall not affect the validity thereof.

              (b) If any Bank shall obtain from any Borrower payment of any principal of or interest on any Loan of any Class owing to it from such Borrower or payment of any other amount owing by such Borrower hereunder (including, without limitation, under Section 6 hereof) or under any Note held by such Bank through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Agent as provided herein and other than an amount paid to a Bank pursuant to Section 5.01), and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Loans of such Class then due hereunder by such Borrower to such Bank or such other amounts then due hereunder by such Borrower to such Bank than the percentage received by any other Banks, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans of such Class or such other amounts, respectively, owing to such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans of such Class or such other amounts, respectively, owing to each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

              (c) Each Borrower agrees that any Bank so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans or other amounts (as the case may be) owing to such Bank in the amount of such participation.

              (d) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.


              Section 5.  Yield Protection, Etc.
                          ----------------------

              5.01  Additional Costs.
                    ----------------

              (a) Each Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining of any Fixed Rate Loans to such Borrower or its obligation to make any Fixed Rate Loans to such Borrower hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:
               ----------------

                  (i) changes the basis of taxation of any amounts payable to such Bank by such Borrower under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of such Bank or of its Applicable Lending Office for any of such Loans by a jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

                 (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Fixed Rate or LIBO Rate, as the case may be, for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof), or any commitment of such Bank (including the Commitment of such Bank hereunder); or

                (iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or its Commitment.

If any Bank requests compensation from any Borrower under this Section 5.01(a), Holdings may, by notice to such Bank (with a copy to the Agent), suspend the obligation of such Bank to make or Continue Loans to the Borrowers of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section
5.04 hereof shall be applicable).

              (b)  Without limiting the effect of the provisions of paragraph
(a) of this Section 5.01, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs

Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to Holdings (with a copy to the Agent), the obligation of such Bank to make or Continue, or to Convert Loans of any other Type into, Loans of such Type hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

              (c) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), Holdings shall pay directly to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank (or, without duplication, the bank holding company of which such Bank is a subsidiary) for any costs which it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority,

           (i)  following any Regulatory Change, or

           (ii) implementing any risk-based capital guideline or requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, any amendment to, or modification or interpretation of, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) and any amendment to, or modification or interpretation of, the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A)),

of capital in respect of its Commitment or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office or such bank holding company) to a level below that which such Bank (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this
Section 5.01(c), "Basle Accord" shall mean the proposals for risk-based capital
                  ------------
framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

              (d) If any Bank does not give notice to Holdings of any event occurring after the date of this Agreement that will entitle such Bank to compensation under Section 5.01 (a) hereof within 45 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to said Section 5.01(a) in respect of any costs resulting from such event, only be entitled to payment under said Section 5.01(a) for costs incurred from and after the date 45 days prior to the date that such Bank does give such notice. Each Bank will designate a different Applicable Lending Office for the Loans of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, be disadvantageous to such Bank. Each Bank will furnish to Holdings a statement setting forth the basis and amount of each request by such Bank for compensation under paragraph (a) or (c) of this Section 5.01. Determinations and allocations by any Bank for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) or (b) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (c) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

              5.02  Limitation on Types of Loans. Anything herein to the
                    ----------------------------
contrary notwithstanding, if, on or prior to the determination of any Fixed Base Rate for any Interest Period:

              (a) the Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for any Type of Fixed Rate Loans as provided herein; or

              (b) the Majority Banks determine (or any Bank that has outstanding a Money Market Quote with respect to a LIBOR Market Loan determines), which determination shall be conclusive, and notify (or notifies, as the case may be) the Agent that the relevant rates of interest referred to in the definition of "Fixed Base Rate" in Section
       1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans (or LIBOR Market Loans, as the case may be) for such Interest Period is to be determined are not likely adequately to cover the cost to such Banks (or to such quoting Bank) of making or maintaining such Type of Loans for such Interest Period and such shortfall is an amount determined by such Banks (or such quoting Bank) to be material;

then the Agent shall give Holdings and each Bank prompt notice thereof, and so long as such condition remains in effect, the Banks (or such quoting Bank) shall be under no obligation to make additional Loans of such Type, to Continue Loans of such Type or to Convert Loans of any other Type into Loans of such Type and each Borrower shall, on the last day(s) of the then current Interest Period(s) for its outstanding Loans of such Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with Section 2.09 hereof.

              5.03  Illegality.  Notwithstanding any other provision of this
                    ----------
Agreement, in the
event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans or LIBOR Market Loans hereunder, then such Bank shall promptly notify Holdings thereof (with a copy to the Agent) and such Bank's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable), and such Bank shall no longer be obligated to make any LIBOR Market Loan that it has offered to make.

              5.04  Treatment of Affected Loans. If the obligation of any Bank
                    ---------------------------
to make a particular Type of Fixed Rate Loans or Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 5.01 or 5.03 hereof (Loans of such Type being herein called "Affected
                                                                        --------
Loans" and such Type being herein called the "Affected Type"), such Bank's
-----                                         -------------
Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.01(b) or 5.03 hereof, on such earlier date as such Bank may specify to Holdings with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to such Conversion no longer exist:

              (a) to the extent that such Bank's Affected Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans;

              (b) all Loans which would otherwise be made or Continued by such Bank as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans and all Loans of such Bank which would otherwise be Converted into Loans of the Affected Type shall be Converted instead (or shall remain as) Base Rate Loans; and

              (c) if Loans of other Banks of the Affected Type are subsequently Converted into Loans of another Type (other than Base Rate Loans), such Bank's Base Rate Loans shall be automatically Converted on the Conversion date for such Loans of the other Banks into Loans of such other Type to the extent necessary so that, after giving effect thereto, all Loans held by such Bank and the Banks whose Loans are so Converted are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

If such Bank gives notice to Holdings with a copy to the Agent that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to the Conversion of such Bank's Affected Loans pursuant to this Section 5.04 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type are outstanding, such Bank's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Banks holding Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, Types and Interest

Periods) in accordance with their respective Commitments.

              5.05  Compensation. Each Borrower shall pay to the Agent for
                    ------------
account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank determines is attributable to:

              (a) any payment, prepayment or Conversion of a Fixed Rate Loan or a Set Rate Loan of such Bank to such Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10 hereof or a Conversion of Loans pursuant to Section 5.04 hereof) on a date other than the last day of the Interest Period for such Loan; or

              (b) any failure by such Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 7 hereof to be satisfied) to borrow a Fixed Rate Loan or a Set Rate Loan (with respect to which, in the case of a Money Market Loan, such Borrower has accepted a Money Market Quote) from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 or 2.03(b) hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest (less the Applicable Margin) for such Loan provided for herein over (ii) the amount of interest which otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Bank would have received in the London interbank market (if such Loan is a Eurodollar Loan or a LIBOR Market
Loan) or the United States secondary certificate of deposit market (if such Loan is a Set Rate Loan) for Dollar deposits placed with leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).

              5.06  Replacement Banks. Provided that no Default shall have
                    -----------------
occurred and be continuing, Holdings may, at any time, replace any Bank that has requested compensation from any Borrower pursuant to Section 5.01 or 5.07 hereof or whose obligation to make additional Loans has been suspended pursuant to
Section 5.03 hereof (any such bank being herein called an "Affected Bank") by
                                                           -------------
giving not less than 10 Business Days' prior notice to the Agent (which shall promptly notify such Affected Bank and each other Bank) that it intends to replace such Affected Bank with one or more assignees selected by Holdings and acceptable to the Agent. The method (whether by assignment or otherwise) of and documentation for such replacement shall be in accordance with Section 12.06(b) or otherwise acceptable to the Affected Bank and the Agent. Upon the effective date of any replacement under this Section 5.06 (and as a condition thereto) Holdings shall, or shall cause the replacement lender(s) to, pay to the Affected Bank being replaced any amounts owing to such Affected Bank hereunder (including, without limitation, interest, facility fees, compensation and additional amounts under this Section 5, in each case accrued to the effective date of such replacement), whereupon each replacement lender shall become a "Bank" for all purposes of this Agreement having a Commitment in the amount of such Affected Bank's Commitment assumed by it, and such Commitment of the Affected Bank being replaced shall be terminated upon such effective date and all of such Affected Bank's rights and obligations under this Agreement shall terminate (provided that the obligations of the Borrowers under Sections 5.01,
           --------
5.05, 5.07 and 12.03 hereof to such Affected Bank shall survive such replacement as provided in Section 12.07 hereof).

              5.07  U.S. Taxes.
                    ----------

              (a) Each Borrower agrees to pay to the Agent for account of each Bank that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such Bank hereunder after deduction for or withholding in respect of any U.S. Tax imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by such Bank), will not be less than the amount provided herein to be then due and payable to or for account of such Bank, provided that the foregoing obligation to pay such additional amounts shall not apply:

           (i) to any payment to such Bank hereunder if such Bank is, on the date hereof (or on the date it becomes a Bank as provided in Section 12.06(b) hereof) and on the date of any change in the Applicable Lending Office of such Bank, either entitled to submit a Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Bank hereunder in respect of its Loans), or

          (ii) to any U.S. Tax that would not have been imposed but for the failure by such Bank to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such Bank if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

For the purposes of this Section 5.07(a), (w) "Form 1001" shall mean Form 1001
                                               ---------
(Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (x) "Form 4224" shall mean Form 4224
                                               ---------
(Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), (y) "U.S. Person" shall mean a citizen, national or
                                  -----------
resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to United States Federal income taxation regardless of the source of its income and (z) "U.S. Taxes" shall mean
                                                         ----------
any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

              (b) Within 30 days after a Borrower pays any amount to the Agent for account of any Bank from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, such Borrower shall deliver to the Agent for delivery to such Bank evidence satisfactory to such Bank of such deduction, withholding or payment (as the case may be).

              Section 6.  Guarantee.
                          ---------

              6.01 Guarantee. The Borrowers acknowledge and agree that each Loan
                   ---------
made under this Agreement shall be for the benefit of all Borrowers and the proceeds thereof shall be utilized by any or all of the Borrowers in such amounts and at such times as they may agree between themselves from time to time. Each of the Borrowers further acknowledges and agrees that it directly benefits from the financial accomodations hereby extended to the other Borrowers. Neither the Agent, nor any Bank shall have any responsibility to ascertain whether or in what amounts the proceeds of the Loans have been utilized by any of the Borrowers. Each Borrower hereby guarantees to each Bank and the Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Banks to any other Borrower and the Notes held by each Bank of any other Borrower and all other amounts from time to time owing to the Banks or the Agent by any other Borrower under this Agreement and under any other Borrower's Notes, in each case strictly in accordance with the terms hereof or thereof. As used in this Section 6: (a) the term "Guarantor" refers to a Borrower in its capacity as a guarantor hereunder;
      ---------
and (b) the term "Guaranteed Obligations", when used with respect to a
                  ----------------------
Guarantor, refers to the obligations of any other Borrower guaranteed by such Guarantor hereunder. Each Guarantor hereby further agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any of its Guaranteed Obligations, such Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of such Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

              6.02  Obligations Unconditional. The obligations of each Guarantor
                    -------------------------
under Section 6.01 hereof are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of any other Borrower or Borrowers under this Agreement and Notes of any other Borrower or Borrowers, or any substitution, release or exchange of any other guarantee of or security for its Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 6.02 that the obligations of such Guarantor under this Section 6 shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor under this
Section 6 which shall remain absolute and unconditional as described above:

           (i) at any time or from time to time, without notice to such Guarantor, the time for any performance of or compliance with any of its Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

        (iii) the maturity of any of its Guaranteed Obligations shall be accelerated, or any of its Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Notes of any other Borrower shall be waived or any other guarantee of any of its Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

         (iv) any lien or security interest granted to, or in favor of, the Agent or any Bank or Banks as security for any of its Guaranteed Obligations shall fail to be perfected.

Each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Bank exhaust any right, power or remedy or proceed against any other Borrower under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of such Guarantor's Guaranteed Obligations.

              6.03  Reinstatement.  The obligations of each Guarantor under this
                    -------------
Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any other Borrower in respect of such Guarantor's Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and such Guarantor agrees that it will indemnify the Agent and each Bank on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Agent or such Bank in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

              6.04  Subrogation.  Each Guarantor hereby waives all rights of
                    -----------
subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Bankruptcy
Code) or otherwise by reason of any payment by it pursuant to the provisions of this Section 6. Enterprises and FFOG further agree with Holdings for the benefit of each of Enterprises's and FFOG's creditors (including, without limitation, each Bank and the Agent) that any such payment by it as a Guarantor hereunder shall constitute, to the fullest extent permitted by applicable law, a dividend on the common stock of Enterprises or FFOG, respectively, owned by Holdings or a return of capital paid by Holdings to Enterprises or FFOG, respectively and, thereafter, an equity investment in Holdings by Enterprises or FFOG, as the case may be. Holdings further agrees for the benefit of each of its creditors (including, without limitation, each Bank and the Agent) that any such payment by it as a Guarantor hereunder shall constitute, to the fullest extent permitted by applicable law, a contribution of capital by Holdings to Enterprises or FFOG, as the case may be or, if evidenced by an instrument in form and substance (and containing terms of subordination) satisfactory to the Majority Banks, indebtedness subordinated in right of payment to the principal of and interest (including post-petition interest) on the Loans.

              6.05  Remedies. Each Guarantor agrees that, as between it and the
                    --------
Banks, the obligations of any other Borrower under this Agreement and the Notes of any other Borrower may be declared to be forthwith due and payable as provided in Section 10 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 10) for purposes of Section 6.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any other Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by any other Borrower) shall forthwith become due and payable by any other Borrower for purposes of said Section 6.01.

              6.06  Continuing Guarantee. The guarantee of each Guarantor in
                    --------------------
this Section 6 is a continuing guarantee, and shall apply to all of its Guaranteed Obligations whenever arising.

              6.07  Limitation on Guarantee Obligations of Enterprises. In any
                    --------------------------------------------------
action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Enterprises or FFOG under Section
6.01 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors of Enterprises or FFOG, on account of the amount of its liability under said
Section 6.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by Enterprises or FFOG, any Bank, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors of Enterprises or FFOG as determined in such action or proceeding.


              Section 7.  Conditions Precedent.
                          ---------- ---------

              7.01  Initial Loan. The obligation of each Bank to make its
                    ------------
initial Loan hereunder is subject to the receipt by the Agent of the following documents and evidence, each of which shall be satisfactory to the Agent in form and substance (the Agent to furnish each Bank with a copy of each such document received by it reasonably promptly after the Closing Date):

              (a)  Notes. The Notes of the Borrowers described in Section 2.08,
                   ------
     duly executed by each of the Borrowers.

              (b)  Corporate Documents. The following documents, each certified
                   -------------------
     as indicated below:

                (i) a copy of the charter, as amended, of each of the Borrowers certified by the Secretary of State of the State of Delaware, and a certificate as to the good standing of and charter documents filed by each of the Borrowers from such

              Secretary of State, dated as of a recent date;

                (ii) a certificate of the Secretary or an Assistant Secretary of each of the Borrowers, dated the Closing Date and certifying
              (A) that attached thereto is a true and complete copy of the by-laws of such Borrower as in effect on the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Borrower authorizing the execution, delivery and performance of such of the Credit Documents to which such Borrower is or is intended to be a party and borrowings by it hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of such Borrower has not been amended since the date of the certification thereof furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer of such Borrower executing such of the Credit Documents to which such Borrower is or is intended to be a party and each other document to be delivered by such Borrower from time to time in connection therewith (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from such Borrower); and

                (iii) a certificate of another officer of each Borrower, dated the Closing Date, as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Borrower.

              (c)  Officer's Certificate. A certificate of a senior officer of
                   ---------------------
       each Borrower, dated the Closing Date, to the effect set forth in clauses
       (a) and (b)(i) of Section 7.02 hereof (both immediately prior to the Closing Date and after giving effect to the Loan or Loans to be made on the Closing Date).

              (d)  Opinion of Counsel to the Borrowers. An opinion of Brobeck,
                   -----------------------------------
       Phleger & Harrison, counsel to the Borrowers, substantially in the form of Exhibit C hereto.

              (e)  Fees and Expenses. Evidence (including, without limitation,
                   -----------------
       payment instructions given by Holdings) satisfactory to the Agent that the fees and expenses referred to in Section 12.03 hereof, to the extent that statements or bills, in reasonable detail, and all other fees payable by Holdings or any Borrower to the Agent or any or all of the Banks in connection with the transactions contemplated hereby, to the extent then due and payable, have been paid.

              (f)  Other Documents. Such other documents as the Agent or any
                   ---------------
       Bank or counsel to the Agent may reasonably request.

              7.02  Initial and Subsequent Loans. The obligation of any Bank to
                   ----------------------------
make any Loan (including any Money Market Loan and such Bank's initial Loan, whether a Money Market Loan or a Syndicated Loan) to any Borrower upon the occasion of each borrowing hereunder is subject to the further conditions precedent that, both immediately prior to the making of such Loan and also after giving effect thereto: (a) no Default shall have occurred and be continuing or would result therefrom; and (b) unless such borrowing will not increase the aggregate outstanding principal amount of the Loans, (i) the representations and warranties made by each of the Borrowers in
Section 8 hereof shall be true in all material respects on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date; and (ii) the Borrower shall have delivered a certificate of a senior financial officer in the form of Exhibit D hereto attesting to compliance with the covenant contained in Section 9.08(c) after giving effect to such borrowing and attesting to the nature and value of such Borrower's Finance Assets. Each notice of borrowing delivered by a Borrower hereunder shall constitute a certification by such Borrower to the effect set forth in the preceding sentence (both as of the date of such notice and, unless any Borrower otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing).


              Section 8.  Representations and Warranties. The Borrowers hereby
                          ------------------------------
jointly and severally represent and warrant to the Banks and the Agent that:

              8.01  Corporate Existence. Each of Holdings and its Subsidiaries:
                    -------------------
(a) is a corporation, partnership or other entity duly organized and validly existing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

              8.02  Financial Condition. The consolidated balance sheets of
                    -------------------
Holdings and its Consolidated Subsidiaries as at December 31, 1993 and the related consolidated statements of income, retained earnings and cash flow of Holdings and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ernst & Young, heretofore furnished to each of the Banks, are complete and correct and fairly present the consolidated financial condition of Holdings and its Consolidated Subsidiaries and the consolidated results of their operations for the fiscal year ended on said date, all in accordance with GAAP applied on a consistent basis. Neither Holdings nor any of its Subsidiaries had on said dates any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets or in the notes thereto as at said dates. Since December 31, 1993, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of Holdings and its Consolidated Subsidiaries from that set forth in said financial statements as at said date.

              8.03  Litigation. There are no lawsuits or other proceedings
                    ----------
pending, or to the knowledge of any Borrower threatened against or affecting, Holdings or any of its Subsidiaries or any of their respective properties or assets before any court or arbitrator or by or before any governmental commission, bureau or other regulatory authority (including, without limitation, the Securities and Exchange Commission) which would be likely, individually or in the aggregate, to have a Material Adverse Effect.

              8.04  No Breach. None of the execution and delivery of this
                    ---------
Agreement and the Notes, the consummation of the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of Holdings or any of its Subsidiaries, or any applicable law or regulation (including, without limitation, Regulations G, U and X), or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Holdings or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, which consent shall have been duly obtained on or prior to the Closing Date, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any Property of Holdings or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

              8.05  Action. Each Borrower has all necessary corporate power and
                    ------
authority to execute, deliver and perform its obligations under each of the Credit Documents to which it is or is intended to be a party; the execution, delivery and performance by each Borrower of each of the Credit Documents to which it is or is intended to be a party have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by each Borrower and constitutes, and each of the Notes when executed and delivered for value will constitute, the legal, valid and binding obligation of such Borrower as is or is intended to be a party thereto, enforceable in accordance with its terms.

              8.06  Approvals. No authorizations, approvals or consents of,
                    ---------
and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by any Borrower of the Credit Documents to which it is or is intended to be a party or for the validity or enforceability thereof.

              8.07  Use of Loans. Neither Holdings nor any of its Subsidiaries
                    ------------
is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock.

              8.08  ERISA. Holdings and the ERISA Affiliates have fulfilled
                    -----
their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business).

              8.09  Taxes. United States Federal income tax returns of Holdings
                    -----
and its Subsidiaries have been examined and closed through the fiscal year of Holdings ended December 31, 1983. Holdings and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by Holdings or any of its Subsidiaries. The charges, accruals and reserves on the books of Holdings and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of each Obligor, adequate. If Holdings is a member of an affiliated group of corporations filing consolidated returns for United States Federal income tax purposes, it is the "common parent" of such group.

              8.10  Investment Company Act. No Borrower is an "investment
                    ----------------------
company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

              8.11  Public Utility Holding Company Act. No Borrower is a
                    ----------------------------------
"holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              8.12  Credit Agreements. Schedule I hereto is a complete and
                    -----------------
correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, purchase agreement, guarantee or other arrangement providing for or otherwise relating to any Indebtedness of or any extension of credit (or commitment for any extension of credit) to, or guarantee by, any Borrower the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $20,000,000 and the aggregate principal or face amount outstanding or which may become outstanding under each such arrangement is correctly described in said Schedule I.

              8.13  Hazardous Materials. Holdings and each of its Subsidiaries
                    -------------------
have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect. Holdings and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect.

              8.14  Material Subsidiaries. Set forth in Schedule II hereto is a
                    ---------------------
complete and correct list, as of the date of this Agreement, of all Material Subsidiaries (and the respective jurisdiction of incorporation of each such Material Subsidiary). Except as disclosed in Schedule II hereto Holdings owns, free and clear of Liens, all outstanding shares of such Material Subsidiaries indicated on said Schedule II as being owned by it, other than directors' qualifying shares (and each Material Subsidiary owns, free and clear of Liens, all outstanding shares of any Material Subsidiaries indicated on said Schedule II as being owned by it, other than directors' qualifying shares), and all such shares are validly issued, fully paid and non-assessable.

          8.15  True and Complete Disclosure. No information, report, financial
                ----------------------------
statement, exhibit, schedule or disclosure letter (including, without limitation, the Information

Memorandum, and in light of any subsequent corrections or modifications thereto delivered to the Banks prior to the date hereof) furnished in writing by or on behalf of Holdings or any of its Subsidiaries the Agent or any Bank in connection with the negotiation, preparation or delivery of this Agreement and the Notes or included therein or delivered pursuant thereto contains any untrue statement of material fact or omits or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by Holdings and its Subsidiaries to the Agent and the Banks in connection with this Agreement and the Notes and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to Holdings that could have a Material Adverse Effect that has not been disclosed herein or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Banks for use in connection with the transactions contemplated hereby. The foregoing provisions of this
Section 8.15, insofar as they relate to the Information Memorandum, are qualified as follows:

              (a) the information contained therein is subject to the disclaimers set forth therein; and

              (b) any information therein regarding the terms of the credit facility described therein is qualified by the terms of this Agreement.


              Section 9.  Covenants of the Borrowers. The Borrowers hereby agree
                          --------------------------
with the Banks and the Agent that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts of principal of, and interest on, the Loans and all fees payable under Section 2.05 hereof:

              9.01  Financial Statements. Holdings shall deliver to the Agent
                    --------------------
(with sufficient copies for each of the Banks):

              (a) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of Holdings the consolidated statements of income, retained earnings and cash flow of Holdings and the Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of Holdings, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of Holdings and the Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments);

              (b) as soon as available and in any event within 90 days after the end of each fiscal year of Holdings, consolidated statements of income, retained earnings and cash flow of Holdings and the Consolidated Subsidiaries for such year and the related consolidated balance sheets as at the end of such year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Holdings and the Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

              (c) within 90 days after the end of each fiscal year of Holdings, Enterprises and FFOG, statements of income, retained earnings and cash flow of each such Borrower for such year and the related balance sheets as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by a certificate of a senior financial officer of each such Borrower, which shall state that said financial statements fairly present the financial condition and results of operations of such Borrower as at the end of, and for, such fiscal year in accordance with GAAP;

              (d) upon the reasonable request of the Agent or any Bank, and in any event at the end of each month during which loans to any Borrower are outstanding, a certificate of a senior financial officer of each Borrower as to which loans are outstanding in the form of Exhibit D hereto attesting to compliance with the covenant contained in Section 9.08(c) and the nature and value of such Borrower's Finance Assets;

              (e) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which Holdings shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

              (f) promptly upon the mailing thereof to the shareholders of Holdings generally, copies of all financial statements, reports and proxy statements so mailed;

              (g) as soon as possible, and in any event within ten days after Holdings knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist, a statement signed by a senior financial officer of Holdings setting forth details respecting such event or condition and the action, if any, which Holdings or the relevant ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Holdings or such ERISA Affiliate with respect to such event or condition):

              (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);

                     (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

                     (iii) the institution by PBGC of proceedings under Section
              4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Holdings or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                     (iv) the complete or partial withdrawal by Holdings or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by Holdings or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under
              Section 4041A of ERISA; and

                     (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Holdings or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

              (h) promptly after any Borrower knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that Holdings has taken and proposes to take with respect thereto; and

              (i) from time to time such other information regarding the financial condition, operations, business or prospects of either Holdings or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan, and any reports or other information required to be filed under ERISA) as any Bank or the Agent may reasonably request.

Holdings will furnish to each Bank, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of Holdings (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Borrowers have taken and propose to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrowers are in compliance with Sections 9.08(a), (b) and (c) hereof, as of the end of the respective fiscal quarter or fiscal year.

              9.02  Litigation. Holdings will promptly give to each Bank notice
                    ----------
in writing of all litigation and of all proceedings before any courts, arbitrators or governmental or regulatory agencies (including, without limitation, the Securities and Exchange Commission and the insurance commission or other similar regulatory body of any state) affecting Holdings or any of its Subsidiaries except litigation or proceedings which are not likely to have a Material Adverse Effect.

              9.03  Existence, Etc. Each Borrower will, and will cause each of
                    ---------------
its Subsidiaries that are Material Subsidiaries to: preserve and maintain its legal existence and all of its material rights, privileges and franchises (provided that nothing in this Section 9.03 shall prohibit any transaction expressly permitted under Section 9.05 hereof); comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained and except where the failure to pay such tax, assessment, charge or levy would not have a Material Adverse Effect; maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted, except where the failure to so maintain such Properties would not have a Material Adverse Effect; and permit representatives of any Bank or the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank or the Agent (as the case may be).

              9.04  Insurance. Each Borrower will, and will cause each of its
                    ---------
Material Subsidiaries to, maintain insurance (including self-insurance) in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which such Borrower or such Subsidiary (as the case may be) operates.

              9.05  Prohibition of Fundamental Changes. No Borrower will, nor
                    ----------------------------------
will it permit any of its Material Subsidiaries to: (a) enter into any transaction of merger or consolidation or amalgamation (a "Combination"), or
                                                           -----------
liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (b) be a party to any Acquisition, or (c) convey, sell, lease, transfer or otherwise dispose of all or any substantial part of its business or Property, whether now owned or hereafter acquired (other than in the ordinary course of business as presently conducted), except for any Combination, any Acquisition or any such disposition provided that:

                     (i) no Default shall have occurred and be continuing or would result therefrom;

                     (ii) in the case of any Combination, Holdings or one of its
              Subsidiaries that is a corporation organized under the laws of the United States or any State thereof shall be the surviving corporation (and, if any Borrower shall be a party to any

              Combination and shall not be the surviving corporation, the surviving corporation shall have expressly assumed, by an instrument in writing satisfactory to the Agent, all of the obligations of such Borrower hereunder and under such Borrower's Notes); and

                     (iii) in the case of any Acquisition of the type referred to in clause (b) or (c) of the definition of such term in Section
              1.01 hereof, the board of directors (or other body performing similar functions) of such Person (or the owner of such Person) shall have approved such Acquisition.

Notwithstanding the foregoing, no Borrower will, nor will it permit any of its Subsidiaries to, convey, sell, transfer or otherwise dispose of (including by way of a Combination) any capital stock of any of its Subsidiaries (or permit any of its Subsidiaries to issue any additional capital stock) if, after giving effect thereto, such Subsidiary would no longer be a Subsidiary of Holdings.

              9.06  Limitation on Liens. If any Borrower shall create, incur,
                    -------------------
assume or suffer to exist any Lien in upon any of its Finance Assets, whether now owned or hereafter acquired, it will simultaneously grant the Agent, on behalf of the Banks, a Lien pari passu with such Lien upon the Finance Assets subject to such Lien, and shall not thereafter release such lien without compliance with the provisions of Regulation U, including, without limitation, its withdrawal and substitution provisions.

              9.07  Use of Proceeds. Each Borrower will use the proceeds of the
                    ---------------
Loans made to it hereunder for its general corporate purposes in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations G, U and X, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations thereunder. No Borrower shall, nor will any of their Subsidiaries, use the proceeds of the Loans hereunder to acquire the stock or assets of any Person except with the prior written consent of the Board of Directors (or other body performing similar functions) of such Person (or the owner of such Person). Neither the Agent nor any Bank shall have any responsibility as to the use of any of such proceeds.

              9.08  Financial Covenants.
                    -------------------

              (a)  Minimum Consolidated Tangible Net Worth. Holdings will not
                   ---------------------------------------
permit Consolidated Tangible Net Worth to be less than $525,000,000 at any time.

              (b)  Maximum Consolidated Debt to Consolidated Tangible Net Worth
                   ------------------------------------------------------------
Ratio. Holdings will not permit the ratio of Consolidated Debt to Consolidated
-----
Tangible Net Worth to exceed 4.5:1 at any time.

              (c)  Minimum Finance Assets to Debt Ratio. At any time any Loans
                   ------------------------------------
made to any Borrower are outstanding hereunder and the sum of such Borrower's cash and Money Market

Investments is not greater than or equal to its Indebtedness (including its Indebtedness in respect of Loans made to it hereunder but excluding its Indebtedness under its Guarantee in Section 6 hereof of the Loans made to any other Borrower hereunder), such Borrower will not permit the ratio of (a) the aggregate value of its Finance Assets to (b) the outstanding aggregate principal amount of its Indebtedness (including its Indebtedness in respect of Loans made to it hereunder but excluding its Indebtedness under its Guarantee in Section 6 hereof of the Loans made to any other Borrower hereunder) minus its cash and
                                                          -----
Money Market Investments, to be less than 1.5:1. For purposes of this Section 9.08(c), the value of Finance Assets shall be the closing prices on the exchange on which such securities are listed and traded on the day prior to the day of determination, and in the case of U S West Preferred Stock, the value at which it may be put to U S West pursuant to Section 9.3 of the U.S. West Securities Purchase Agreement.

              (d)  U S West Securities Purchase Agreement. No Borrower holding
                   --------------------------------------
U S West Preferred Stock will waive or agree to any modification of the U S West Securities Purchase Agreement that affects the put rights under Section 9.3 thereof. At any time that there has occurred and is continuing an Event of Default of the type described in clause (a) of Section 10 hereof, any Borrower having Loans outstanding and holding U S West Preferred Stock agrees that, upon the request of the Agent acting at the direction of the Majority Banks, it will either (i) exercise all of its put rights under Section 9.3 of the U S West Securities Purchase Agreement, or (ii) replace the U S West Preferred Stock with cash equal the value at which the U S West Preferred Stock it holds may be put to U S West pursuant to Section 9.3 of the U S West Securities Purchase Agreement, or (iii) replace the U S West Preferred Stock with a sufficient amount of Finance Assets other than such stock such that the covenant contained in clause (c) of this Section 9.08 is satisfied.

              Section 10.  Events of Default. If one or more of the following
                           -----------------
events (herein called "Events of Default") shall occur and be continuing:
                       -----------------

              (a) Any Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan (and one Business Day shall have elapsed in the case of a default in the payment of interest); or any Borrower shall default for any period of five consecutive Business Days in the payment when due of any fee or any other amount payable by it hereunder or under any Note; or

              (b) Holdings or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Indebtedness (the aggregate principal amount of which is $15,000,000 or more), or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur (after giving effect to any applicable grace period) if the effect of such event is to cause, or (with the giving of any notice) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; or

              (c) Any representation, warranty or certification made or deemed made in any Credit Document (or in any modification or supplement thereto) by any Borrower, or any certificate furnished to any Bank or the Agent pursuant to the provisions thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

              (d) Any Borrower shall default in the performance of any of its obligations under any of Sections 9.01(h) hereof, and Sections 9.05 through 9.08 hereof (inclusive) hereof; or any Borrower shall fail to deliver the certificate called for by Section 9.01(d) hereof within 2 Business Days of the date such certificate is due; or any Borrower shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of ten days after notice thereof to Holdings by the Agent or any Bank (through the Agent); or

              (e) Any Borrower or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

              (f) Any Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

              (g) A proceeding or case shall be commenced, without the application or consent of any Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Borrower or such Subsidiary or of all or any substantial part of its assets, or (iii) similar relief in respect of such Borrower or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against such Borrower or such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

              (h) A final judgment or judgments for the payment of money in excess of $15,000,000 in the aggregate shall be rendered by a one or more courts, administrative tribunals or other bodies having jurisdiction against any Borrower and/or any of its

       Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and such Borrower or the relevant Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

              (i) An event or condition specified in Section 9.01(g) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, any Borrower or any ERISA Affiliate shall incur or in the opinion of the Majority Banks shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the determination of the Majority Banks, a Material Adverse Effect; or

              (j)  A Change of Control shall occur;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 10 with respect to any Borrower, (A) the Agent may and, upon request of the Majority Banks, shall, by notice to Holdings, terminate the Commitments and they shall thereupon terminate, and (B) the Agent may and, upon request of Banks holding at least 51% of the aggregate unpaid principal amount of the Loans shall, by notice to Holdings, declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by each of the Borrowers hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Borrower; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 10 with respect to any Borrower, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by each of the Borrowers hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each of the Borrowers.

              Section 11.  The Agent.
                           ---------

              11.01  Appointment, Powers and Immunities. Each Bank hereby
                     ----------------------------------
irrevocably appoints and authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Note or any other document referred to or provided for herein or therein or for any failure by any Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Agent, together with the consent of Holdings to such assignment or transfer.

              11.02  Reliance by Agent. The Agent shall be entitled to rely upon
                     -----------------
any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

              11.03  Defaults. The Agent shall not be deemed to have knowledge
                     --------
or notice of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of facility fees) unless the Agent has received notice from a Bank or a Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to the other provisions of this Section 11) take such action with respect to such Default as shall be directed by the Majority Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Banks or all of the Banks.

              11.04  Rights as a Bank. With respect to its Commitment and the
                     ----------------
Loans made by it, Chase (and any successor acting as Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Chase (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with any Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as the Agent, and Chase and its affiliates may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

              11.05  Indemnification. The Banks agree to indemnify the Agent (to
                     ---------------
the extent not reimbursed under Section 12.03 hereof, but without limiting the obligations of the Borrowers under said Section 12.03) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent (including by any Bank) arising out of or by reason of any investigation or any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby (including, without limitation, the costs and expenses which the Borrowers are obligated to pay under Section
12.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

              11.06  Non-Reliance on Agent and Other Banks. Each Bank agrees
                     -------------------------------------
that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and their respective Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by any Borrower of this Agreement or any other document referred to or provided for herein or therein or to inspect the Properties or books of such Borrower or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of any Borrower or any of its Subsidiaries (or any of their affiliates) which may come into the possession of the Agent or any of its affiliates.

              11.07  Failure to Act. Except for action expressly required of the
                     --------------
Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under Section 11.05 hereof against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

              11.08  Resignation or Removal of Agent. Subject to the appointment
                     -------------------------------
and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks, and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.


              Section 12.  Miscellaneous.
                           -------------

              12.01  Waiver. No failure on the part of the Agent or any Bank to
                     ------
exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

              12.02  Notices. All notices and other communications provided for
                     -------
herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy), or, with respect to notices given pursuant to Section 2.03 hereof, by telephone, confirmed in writing by telecopier by the close of business on the day the notice is given, delivered (or telephoned, as the case may be) to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

              12.03  Expenses, Etc. The Borrowers jointly and severally agree to
                     --------------
pay or reimburse each of the Banks and the Agent for paying: (a) all reasonable out-of-pocket costs and expenses of the Agent, in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the Notes and the making of the initial Loans hereunder and (ii) any amendment, modification or waiver of any of the terms of this Agreement; (b) all reasonable costs and expenses of the Banks and the Agent (including reasonable counsels' fees and expenses) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom and (ii) the enforcement of this
Section 12.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the Notes or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration or recording contemplated by this Agreement or any other document referred to herein or therein.

              The Borrowers hereby jointly and severally agree to indemnify the Agent and each Bank and their respective directors, officers, employees and agents for, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including any and all losses, liabilities, claims, damages or expenses incurred by the Agent to any Bank) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by any Borrower or any of its Subsidiaries of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

              12.04  Amendments, Etc. Except as otherwise expressly provided in
                     ----------------
this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by each of the Borrowers and the Majority Banks, or by each Borrower and the Agent acting with the consent of, or upon the direction of, the Majority Banks, and any provision of this Agreement may be waived by the Majority Banks or by the Agent acting with the consent of the Majority Banks; provided that no amendment, modification or waiver shall, unless by an instrument signed by all of the Banks or by the Agent acting with the consent of all of the Banks: (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of the Commitments, (ii) extend the date fixed for the payment of principal of or interest on any Loan or any fee hereunder, (iii) reduce the amount of any such payment of principal,
(iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the terms of this Section 12.04 or any other express requirement contained in this Agreement to the effect that the consent of or other action by all of the Banks be obtained for any provision of, or any other action hereunder (vii) amend the definition of the term "Majority Banks", or
(viii) amend, modify or waive any provision of Section 6 hereof; provided that any amendment of Section 11 hereof, and any other amendment which affects the rights or obligations of the Agent hereunder, shall require the consent of the Agent.

              12.05  Successors and Assigns. This Agreement shall be binding
                     ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

              12.06  Assignments and Participations.
                     ------------------------------

              (a) No Borrower may assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Banks and the Agent.

              (b) Each Bank may assign all or any part of its Loans, its Notes, and its Commitment (but only with the consent of Holdings and the Agent, such consent not to be unreasonably withheld); provided that: (i) no such consent by the Agent shall be required in the case of any assignment to another Bank; (ii) any such partial assignment shall be in an amount at least equal to $10,000,000 unless such partial assignment is made to another Bank; (iii) each such assignment by a Bank of its Loans, Notes or Commitment shall be made in such manner so that the same portion of its Loans, Notes and Commitment is assigned to the respective assignee; and (iv) any such assignment to a Person that is not a U.S. Person (as that term is defined in Section 5.07(a) hereof) and that is not, as of the date of such assignment, entitled to submit a Form 1001 or a Form 4224 (as these terms are defined in Section 5.07(a) hereof) shall require the prior consent of Holdings (which consent shall not be unreasonably withheld or delayed). Upon execution and delivery by the assignee to Holdings and the Agent of an instrument in writing pursuant to which such assignee agrees to become a "Bank" hereunder (if not already a Bank) having the Commitment and Loans specified in such instrument, and upon consent thereto by the Agent and Holdings to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitment and Loans, if any, theretofore held by such assignee) and the assigning Bank shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned. Each assigning Bank shall pay the Agent an assignment fee of $2,500 as a further condition to effectiveness of such assignment.

              (c) A Bank may sell or agree to sell to one or more other Persons a participation in all or any part of any Loans held by it, or in its Commitment, in which event each purchaser of a participation (a "Participant") shall not have, except as otherwise provided
                    -----------
in Section 4.07(c) hereof, any rights or benefits under this Agreement or any Note (the Participant's rights against such Bank in respect of such participation to be those set forth in the agreements executed by such Bank in favor of the Participant). All amounts payable by the Borrowers to any Bank under Section 5 hereof in respect of Loans held by it, and its Commitment, shall be determined as if such Bank had not sold or agreed to sell any participations in such Loans and Commitment, and as if such Bank were funding and maintaining each of such Loans and such Commitment in the same way that it is funding the portion of such Loan and such Commitment in which no participations have been sold. In no event shall a Bank that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under such Bank's Notes except that such Bank may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of such Bank's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee, or
(v) consent to any modification, supplement or waiver hereof to the extent that the same requires the consent of each Bank.

              (d) Anything in this Section 12.06 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

              (e) A Bank may furnish any information concerning Holdings or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.12(b) hereof.

              12.07  Survival. The obligations of each Borrower under Sections
                     --------
5.01, 5.05, 5.07, and 12.03 hereof and the obligations of the Banks under
Section 11.05 hereof shall survive the repayment of the Loans and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any borrowing hereunder, herein or pursuant hereto shall survive the making of such representation and warranty, and no Bank shall be deemed to have waived, by reason of making any extension of credit hereunder, any Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Bank or the Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

              12.08  Captions. The table of contents and captions and section
                     --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

              12.09  Counterparts. This Agreement may be executed in any number
                     ------------
of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

              12.10  Governing Law; Submission to Jurisdiction. This Agreement
                     -----------------------------------------
and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. Each Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

              12.11  Waiver of Jury Trial. EACH OF THE BORROWERS, THE AGENT AND
                     --------------------
THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

              12.12  Treatment of Certain Information; Confidentiality.
                     -------------------------------------------------

              (a) Each Borrower acknowledges that (i) services may be offered or provided to it (in connection with this Agreement or otherwise) by each Bank or by one or more subsidiaries or affiliates of such Bank and (ii) information delivered to each Bank by such Borrower and its Subsidiaries may be provided to each such subsidiary and affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of clause (b) below as if it were a Bank hereunder.

              (b) Each Bank and the Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any Borrower pursuant to this Agreement, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Banks or the Agent, (iii) to bank examiners, auditors or accountants,
(iv) to the Agent or any other Bank (or to Chase Securities, Inc.), (v) in connection with any litigation to which any one or more of the Banks or the Agent is a party, (vi) to a subsidiary or affiliate of such Bank as provided in clause (a) above, (vii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees with the respective Bank to keep such information confidential on substantially the terms set forth in this Section 12.12(b),
(viii) to any other Person in the course of the enforcement of any Bank's rights or remedies hereunder or under any of such Bank's Notes, or (ix) to any other creditor of any Borrower or any of its Subsidiaries at any time during the continuance of a Default; provided that in no event shall any Bank or the Agent be obligated or required to return any materials furnished by either Borrower.

          12.13  Integration. The Facility Documents set forth the entire
                 -----------
agreement between the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions, except with respect to certain amounts payable to Chase which are set forth in a letter dated March 17, 1994.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         THE BORROWERS
                                         -------------


                                         FUND AMERICAN ENTERPRISES
                                          HOLDINGS, INC.



                                         By_________________________
                                          Title:


                                         Address for Notices:


                                         Fund American Enterprises
                                          Holdings, Inc.
                                         The 1820 House
                                         Main Street
                                         Norwich, Vermont 05055-0850


                                         Telecopier No.: (802)649-2240


                                         Telephone No.: (802)649-3633


                                         Attention: Chief Financial Officer

                                          FUND AMERICAN ENTERPRISES, INC.




                                          By_________________________
                                           Title:


                                          Address for Notices:


                                          Fund American Enterprises, Inc.
                                          The 1820 House
                                          Main Street
                                          Norwich, Vermont  05055-0850


                                          Telecopier No.: (802)649-2240


                                          Telephone No.:  (802)649-3633


                                          Attention:  President

                                     FFOG, INC.



                                     By_________________________
                                      Title:


                                     Address for Notices:


                                     FFOG, Inc.
                                     c/o Delaware Corporate Management
                                     1105 North Market Street
                                     Suite 1300, P.O. Box 8985
                                     Wilmington, Delaware 19899


                                     Telecopier No.: (302) 427-7663


                                     Telephone No.:  (302) 427-7650


                                     Attention:  Edward J. Jones, Secretary




                                     with a copy to:
                                     --------------


                                     Fund American Enterprises Holdings, Inc.
                                     The 1820 House
                                     Main Street
                                     Norwich, Vermont  05055-0850



                                     Telecopier No.: (802)649-2240


                                     Telephone No.:  (802)649-3633


                                     Attention: Chief Financial Officer

                                     THE BANKS
                                     ---------

            Commitment         THE CHASE MANHATTAN BANK (NATIONAL
            ----------
                               ASSOCIATION)
            $25,000,000


                                     By_________________________
                                      Title:



                                     Lending Office for all Loans:
                                      The Chase Manhattan Bank
                                       (National Association)
                                      1 Chase Manhattan Plaza
                                      New York, New York 10081


                                     Address for Notices:
                                      The Chase Manhattan Bank
                                       (National Association)
                                      1 Chase Manhattan Plaza
                                      New York, New York 10081


                                     Telecopier No.: (212) 552-3651


                                     Telephone No.: (212) 552-3671


                                     Attention: Ms. Sarah L. Martin
                                                    Vice President

            Commitment               CIBC, INC.
            ----------
            $10,000,000



                                     By_________________________
                                      Title:




                                     Lending Office for all Loans:


                                     CIBC, INC.
                                     Two Paces West
                                     2727 Paces Ferry Road
                                     Suite 1200
                                     Atlanta, Georgia 30339


                                     Address for Notices:


                                     CIBC, INC.
                                     Two Paces West
                                     2727 Paces Ferry Road
                                     Suite 1200
                                     Atlanta, Georgia 30339


                                     Telecopier No.:  (404) 319-4950


                                     Telephone No.:  (404) 319-4852


                                     Attention:  Vickie Summey

          Commitment                       CREDIT LYONNAIS NEW YORK BRANCH
          ----------
          $15,000,000


                                           By
                                              ______________________
                                             Title:

                                           CREDIT LYONNAIS CAYMAN ISLAND
                                           BRANCH




                                           By
                                              ______________________
                                             Title:




                                           Lending Office for all Loans:


                                           Credit Lyonnais New York Branch
                                           Credit Lyonnais Cayman Island Branch
                                           Credit Lyonnais Building 1301
                                           Avenue of the Americas
                                           New York, New York 10019


                                           Address for Notices:


                                           Credit Lyonnais
                                           Credit Lyonnais Building
                                           1301 Avenue of the Americas
                                           New York, New York 10019


                                           Telecopier No.: (212) 261-3401


                                           Telephone No.:  (212) 261-7367


                                           Attention:  Gregory H. Raue

          Commitment                           SHAWMUT BANK CONNECTICUT, N.A.
          ----------
          $15,000,000


                                               By
                                                  ______________________
                                                 Title:




                                               Lending Office for all Loans:

                                               Shawmut Bank Connecticut, N.A.
                                               777 Main Street
                                               Hartford, Connecticut 06115

                                               Address for Notices:

                                               Shawmut Bank Connecticut, N.A.
                                               777 Main Street
                                               Hartford, Connecticut 06115

                                               Telecopier No.: (203) 240-1264

                                               Telephone No.:  (203) 728-2678

                                               Attention:  Daniel P. Towle

                   Commitment                  SOCIETE GENERALE, NEW YORK BRANCH
                   ----------
                   $10,000,000


                                               By
                                                  ______________________
                                                 Title:



                                               Lending Office for all Loans:

                                               Societe Generale, New York Branch
                                               50 Rockefeller Plaza
                                               New York, New York 10020

                                               Address for Notices:

                                               Societe Generale, New York Branch
                                               50 Rockefeller Plaza
                                               New York, New York 10020

                                               Telecopier No.: (212) 830-7153

                                               Telephone No.:  (212) 830-6138

                                               Attention:  Dorene Randall

                                               THE AGENT
                                               ---------

                                               THE CHASE MANHATTAN BANK
                                                (NATIONAL ASSOCIATION),
                                                as Agent


                                               By
                                                  ______________________
                                                 Title:

                                               Address for Notices to
                                                Chase as Agent:

                                                The Chase Manhattan Bank
                                                 (National Association)
                                                4 Chase MetroTech Center
                                                Brooklyn, New York 11245

                                               Telecopier No.: (718) 242-6909

                                               Telephone No.:  (718) 242-7945

                                               Attention:  Lucy D'Orazio
                                                                New York Agency

                                               Telex No.:  6720516
                                                (Answerback:  CMB NYA UW)

                                                                      SCHEDULE I



                              Material Agreements
                              -------------------


                        [See Sections 8.12 and 9.07(c)]

                                                                     SCHEDULE II



                             Material Subsidiaries
                             ---------------------


                              [See Section 8.14]

                                                                     EXHIBIT A-1



                      [Form of Note for Syndicated Note]
                                PROMISSORY NOTE

$_____________                    _______                                  ,1994
                                                              New York, New York
              FOR VALUE RECEIVED, [NAME OF BORROWER], a corporation organized under the laws of the State of Delaware (the "Company"), hereby promises to pay
                                              -------
to [NAME OF BANK] (the "Bank"), for the account of its respective Applicable
                        ----
Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the principal sum of ________________ DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of the Syndicated Loans made by the Bank to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Syndicated Loan, at such office, in like money and funds, for the period commencing on the date of such Syndicated Loan until such Syndicated Loan shall be paid in full, at the rates per annum and on the date provided in the Credit Agreement.

              The date, amount, type, interest rate and maturity date of each Syndicated Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof.

              This Note is one of the Notes referred to in the Credit Agreement (as at any time amended, the "Credit Agreement") dated as of _______, 1994 among
                              ------ ---------
the Company, the Guarantors named therein, the Banks named therein (including the Bank) and The Chase Manhattan Bank (National Association), as Agent, and evidences Syndicated Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

              The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Syndicated Loans upon the terms and conditions specified therein.

              Except as permitted by Section 12.06(b), (c) and (d) of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

              This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                                [NAME OF BORROWER]

                                                By______________________________
                                                 Name:
                                                 Title:

              This Note is guaranteed as provided by Section 6 of the Credit Agreement.

                                                [NAME OF GUARANTOR]

                                                By______________________________
                                                 Name:
                                                 Title:

                                                [NAME OF GUARANTOR]

                                                By______________________________
                                                 Name:
                                                 Title:

                               SCHEDULE OF LOANS


              This Note evidences Syndicated Loans made under the within described Credit Agreement to the Company, on the dates, in the principal amounts, of the types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

 Principal
Date             Amount   Type      Maturity      Amount       Unpaid
 of              of       of        Date of       Paid or
Principal       Notation
Loan             Loan     Loan      Loan          Prepaid      A m o u n t
----            ------    ----      ----          -------      -----------
 Made By
 -------

                                                                     EXHIBIT A-2



                     [Form of Note for Money Market Note]
                                PROMISSORY NOTE

                        _______,                                            1994
                                                              New York, New York

              FOR VALUE RECEIVED, [NAME OF BORROWER], a corporation organized under the laws of the State of Delaware (the "Company"), hereby promises to pay
                                              -------
[NAME OF BANK] (the "Bank"), for account of its respective Applicable Lending
                     ----
Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the aggregate unpaid principal amount of the Money Market Loans made by the Bank to the Company under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Money Market Loan, at such office, in like money and funds, for the period commencing on the date of such Money Market Loan until such Money Market Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

              The date, amount, type, interest rate and maturity date of each Money Market Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof.

              This Note is one of the Notes referred to in the Credit Agreement (as modified and supplemented and in effect from time to time, the "Credit
                                                                    ------
Agreement") dated as of ______, 1994 among the Company, the Guarantors named therein, the Banks named therein (including the Bank) and The Chase Manhattan Bank (National Association), as Agent, and evidences Money Market Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

              The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events conditions specified therein.

              Except as permitted by Section 12.06(b), (c) and (d) of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

              This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                                [NAME OF BORROWER]

                                                By_______________________
                                                 Name:
                                                 Title:

              This Note is guaranteed as provided by Section 6 of the Credit Agreement.

                                                [NAME OF GUARANTOR]

                                                By________________________
                                                 Name:
                                                 Title:

                                                [NAME OF GUARANTOR]

                                                By________________________
                                                 Name:
                                                 Title:

                               SCHEDULE OF LOANS


              This Note evidences Syndicated Loans made under the within described Credit Agreement to the Company, on the dates, in the principal amounts, of the types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

 Principal
Date            Amount    Type      Maturity     Amount       Unpaid
 of             of        of        Date of      Paid or
Principal      Notation
Loan            Loan      Loan      Loan         Prepaid      A m o u n t
----            ----      ----      ----         -------      -----------
 Made By
 --------

                                                                     EXHIBIT B-1
                     [Form of Money Market Quote Request]

                                                 [Date]

To:   The Chase Manhattan Bank, N.A., as Agent

From: [Name of Borrower]

Re:   Money Market Quote Request

              Pursuant to Section 2.03 of the Credit Agreement (the "Credit
                                                                     ------
Agreement") dated as of _______, 1994 among Fund American Enterprises Holdings,
---------
Inc., Fund American Enterprises, Inc., and FFOG, Inc., the Banks referred to therein and The Chase Manhattan Bank, N.A., Agent, we hereby give notice that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Borrowing       Quotation                             Interest
 Date           Date 1/       Amount 2/   Type 3/     Period 4/
------          ----          ------      ----        ------


              Terms used herein have the meanings assigned to them in the Credit Agreement.

                                                [Name of Borrower]


                                                By ___________________________
                                                 Title:
________________________

1/ For use if a Money Market Rate in a Set Rate Auction is requested to be submitted before the Borrowing Date.

2/   Each amount must be $10,000,000 or a larger multiple of $1,000,000.

3/ Insert either "Margin" (in the case of LIBOR Market Loans) or "Rate" (in the case of Set Rate Loans).

4/ 1, 2, 3 or 6 months, in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of up to 180 days after the making of such Set Rate Loan and ending on a Business Day.

                                                                     EXHIBIT B-2
                         [Form of Money Market Quote]

The Chase Manhattan Bank, N.A., as Agent
2 Chase Manhattan Plaza, 4th Floor
New York, New York  10081
Attention:

Re:  Money Market Quote to [Name of Borrower] (the "Borrower")
                                                    --------

              This Money Market Quote is given in accordance with Section 2.03(c) of the Credit Agreement (the "Credit Agreement") dated as of _______,
                                      ----------------
1994 among Fund American Enterprises Holdings, Inc., Fund American Enterprises, Inc., and FFOG, Inc., the Banks referred to therein and The Chase Manhattan Bank, N.A., as Agent. Terms defined in the Credit Agreement are used herein as defined therein.

              In response to the Borrower's invitation dated _________, 19__, we hereby make the following Money Market Quote(s) on the following terms:

              1.  Quoting Bank:
              2.  Person to contact at Quoting Bank:
              3. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

Borrowing     Quotation                           Interest
 Date         Date 1/     Amount 2/    Type 3/    Period 4/     Rate 5/
------        ----        ------       ----       ------        ----



              4. The aggregate principal amount of such Money Market Loans for which such offers are being made is _________.

              5. The undersigned is [a U.S. Person] [entitled to submit a [Form 1001] [Form 4224]].

              We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the third sentence of Section 2.03(e) of the Credit Agreement).

                                                Very truly yours,

                                                [Name of Bank]

Dated:                                     By:___________________________

                                                Authorized Officer
____________
1/   As specified in the related Money Market Quote Request.

2/ The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $10,000,000 or a larger multiple of $1,000,000.

3/ Indicate "Margin" (in the case of LIBOR Market Loans) or "Rate" (in the case of Set Rate Loans).

4/ 1, 2, 3 or 6 months in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of up to 180 days after the making of such Set Rate Loan and ending on a Business Day, as specified in the related Money Market Quote Request.

5/ For a LIBOR Market Loan, specify margin over or under the London interbank offered rate determined for the applicable Interest Period. Specify percentage (rounded upward to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS". For a Set Rate Loan, specify rate of interest per annum (rounded upward to the nearest 1/10,000 of 1%).

                                                                       EXHIBIT C



                  [Form of Opinion of Counsel to the Company]

                                                        June __, 1994

To:  the Banks party to the Credit
        Agreement referred to below
        and The Chase Manhattan Bank
        (National Association), as Agent

Gentlemen:

              I have acted as counsel to Fund American Enterprises Holdings, Inc. ("Holdings"), Fund American Enterprises, Inc. ("Enterprises") and FFOG, Inc. ("FFOG" and collectively with Holdings and Enterprises the "Borrowers") in connection with the Credit Agreement (the "Credit Agreement" dated as of June __, 1994, between the Borrowers, the banks named therein and The Chase Manhattan Bank (National Association), as Agent, providing for loans to be made by said banks to the Borrowers in an aggregate principal amount not exceeding $75,000,000. Terms defined in the Credit Agreement are used herein as defined therein.

              In rendering the opinions expressed below, I have examined the originals or conformed copies of such corporate records, agreements and instruments of each of the Borrowers, certificates of public officials and of officers of the Borrowers, and such other documents and records, and such matters of law, as I have deemed appropriate as a basis for the opinions hereinafter expressed.

              Based upon the foregoing, I am of the opinion that:

                     1. Each of the Borrowers is a corporation duly
              incorporated, validly existing and in good standing under the laws of the State of Delaware and has the necessary corporate power to make and perform each of the Credit Documents to which it is or is intended to be a party, to borrow under the Credit Agreement and to give the guaranty contained in Section 6 of the Credit Agreement. Each Material Subsidiary of the Holdings is a corporation duly incorporated, validly existing and in good standing under the laws of the respective State indicated opposite its name in Schedule II to the Credit Agreement. Holdings is duly qualified to transact business in the State of Vermont and the other Borrowers and Holdings are duly qualified to transact business in such other jurisdictions, and the Subsidiaries of Holdings are duly qualified to transact business in all such jurisdictions, where failure so to qualify would have a material adverse effect on the consolidated financial condition, operations, business or prospects taken as a whole of the Holdings and its Consolidated Subsidiaries.

                     2. The making and performance by each of the Borrowers of
              the Credit Documents to which it is or is intended to be a party and the borrowings by the Borrowers under the Credit Agreement and the guaranty contained in Section 6 of the Credit Agreement, have been duly authorized by all necessary corporate action, and do not and will not violate any provision of law or regulation (provided that no opinion is made herein with respect to Regulations G, U and X) or any provision of its charter or by-laws or result in the breach of, or constitute a default or require any consent (other than _________ which consent[s] has been duly obtained) under, or result in the creation of any Lien upon any of the Properties, revenues or assets of the Borrowers or any Subsidiary pursuant to, any indenture or other agreement or instrument to which any Borrower or any Subsidiary is a party or by which any Borrower or any Subsidiary or its Properties may be bound.

                     3. Except for litigation arising out of the issuance of
              insurance policies and reinsurance contracts in the ordinary course of the insurance business and the adjustment or settlement of claims in respect thereof, to the best of my knowledge, there are no lawsuits or other proceedings pending, or threatened against or affecting, any of the Borrowers or any of their Subsidiaries or any of their respective properties or assets before any court or arbitrator or by or before any governmental commission, bureau or other regulatory authority (including, without limitation, the Securities and Exchange Commission and the insurance commission or other similar regulatory body of any State) which would be likely, individually or in the aggregate, to have a Material Adverse Effect.

                     4. No authorizations, consents, approvals, licenses,
              filings or registrations with, any governmental or regulatory authority or agency of the State of [________] or, to the best of my knowledge, of any other governmental or regulatory authority or agency, are required in connection with the execution, delivery or performance by each of the Borrowers of the Credit Documents to which it is or is intended to be a party. All consents and approvals of, and filings and registrations with, and all other actions in respect of, any governmental or regulatory authority or agency of the State of [__________] and, to the best of my knowledge, of any other governmental or regulatory authority or agency, required have been obtained, given, filed or taken and are in full force and effect.

                     5. The Credit Agreement, the Notes, and each document to be delivered pursuant to the Credit Agreement is, or when delivered under the Credit Agreement will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

                                                   Very truly yours,

                                                                       EXHIBIT D

       CALCULATION OF FINANCE ASSET TO DEBT COVERAGE RATIOS AS OF [Date]
       -----------------------------------------------------------------

Borrower: Fund American Enterprises Holdings, Inc.


           Finance Assets
       A      Marketable Equity & Debt Securities (See P. 2, Schedule X)  $
       B      Pledged Securities (See P. 2, Schedule X)                   $
                                                                          -------
   C(A-B)     Aggregate Value of Finance Assets
       $0


           Debt
       D      Indebtedness (See P. 2, Schedule X)                         $
       E      Cash & Money Market Instruments                             $
                                                                          -------
   F(D-E)     Total Adjusted Funded Debt
                                                                               $0

   G(C/F)     Finance Asset to Debt Ratio                                 $
              ---------------------------

Borrower:  FFOG, Inc.

           Finance Assets
       A      Marketable Equity & Debt Securities (See P. 3, Schedule X)  $
       B      Pledged Securities, (See P. 3, Schedule X)                  $
       C      Stock Purchase Agreement Obligations                        $
                                                                          -------
  D(A-(B+C))  Aggregate Value of Finance Assets
           $0

           Debt
       E      Indebtedness (See P. 3, Schedule X)                         $
       F      Cash & Money Market Instruments                             $
                                                                          ------
   G(E-F)     Total Adjusted Funded Debt
                                                                              $0

   H(D/G)     Finance Asset to Debt Ratio                                 $
              ---------------------------

Borrower:  Fund American Enterprises, Inc.

           Finance Assets
       A      Marketable Equity & Debt Securities (See P. 4, Schedule X)  $
       B      Contingent Liabilities or Pledged Securities
              (See P. 4, Schedule X)                                      $
                                                                          ------
   C(A-B)     Aggregate Value of Finance Assets                               $0

           Debt
       D      Indebtedness (See P.4, Schedule X)                         $


     E        Cash & Money Market Instruments                            $
                                                                           -----
 F(D-E)       Total Adjusted Funded Debt                                      $0

 G(C/F)       Finance Asset to Debt Ratio                                $
              ---------------------------

                                                        EXHIBIT D,  continued -2
       CALCULATION OF FINANCE ASSET TO DEBT COVERAGE RATIOS AS OF [Date]
       -----------------------------------------------------------------

     Borrower:  Fund American Enterprises Holdings, Inc.

     A.  Schedule of Finance Assets as of [date].

     [Marketable Securities as defined within sections (i),(ii),(iii),(iv) and
      (v) of the Finance Assets definition.

                                       Exchange or
      Date       Security Description  Rating       Quantity   Price    Value
      ----       --------------------  ------       --------   -----    -----
     1                                           $       $
      ____________________________________________________________
     2
      ____________________________________________________________
     3
      ____________________________________________________________
     4
      ____________________________________________________________
     5
      ____________________________________________________________
     6
      ____________________________________________________________
     7
      ____________________________________________________________
     8
      ____________________________________________________________

                                 Borrower Total Finance Assets     $


     B.  Pledged Securities as of [date].

                                        Exchange or
      Date        Security Description  Rating    Quantity      Price   Value
      ----        --------------------  ------    --------      -----   -----
     1                                          $     $
      ____________________________________________________________
     2
      ____________________________________________________________
     3
      ____________________________________________________________
     4
      ____________________________________________________________
     5
      ____________________________________________________________

                                 Borrower Securities Pledged       $


D.  Schedule of Indebtedness as of [date].


                Third Party Indebtedness as of [date]:             $
                                                                   __________
                Outstandings under the Credit Agreement:           $
                                                                   __________
                Proposed Outstandings under the Credit Agreement: $
                                                                  __________

                                 Borrower Total Indebtedness     $

                                                         EXHIBIT D, continued -3

       CALCULATION OF FINANCE ASSET TO DEBT COVERAGE RATIOS AS OF [Date]
       -----------------------------------------------------------------

     Borrower:  FFOG, Inc.

     A.  Schedule of Finance Assets as of [date].

     [Marketable Securities as defined within sections (i),(ii),(iii),(iv) and
      (v) of the Finance Assets definition.

                                        Exchange or
      Date        Security Description  Rating    Quantity      Price  Value
      ----        --------------------  ------    --------      -----  -----
     1                                          $     $
      ____________________________________________________________
     2
      ____________________________________________________________
     3
      ____________________________________________________________
     4
      ____________________________________________________________
     5
      ____________________________________________________________
     6
      ____________________________________________________________
     7
      ____________________________________________________________
     8
      ____________________________________________________________


                                   Borrower Total Finance Assets   $


     B.  Pledged Securities as of [date].

                                        Exchange or
       Date        Security Description Rating     Quantity     Price  Value
       ----        -------------------- ------     --------     -----  -----
     1                                           $      $
      ____________________________________________________________
     2
      ____________________________________________________________
     3
      ____________________________________________________________
     4
      ____________________________________________________________
     5
      ____________________________________________________________

                                   Borrower Securities Pledged     $


E.  Schedule of Indebtedness as of [date].



                Third Party Indebtedness as of [date]:             $
                                                                   __________
                Outstandings under the Credit Agreement:           $
                                                                   __________
                Proposed Outstandings under the Credit Agreement: $
                                                                  __________

                                   Borrower Total Indebtedness    $

                                                         EXHIBIT D, continued -4

       CALCULATION OF FINANCE ASSET TO DEBT COVERAGE RATIOS AS OF [Date]
       -----------------------------------------------------------------

     Borrower:  Fund American Enterprises, Inc.

     A.  Schedule of Finance Assets as of [date].

     [Marketable Securities as defined within sections (i),(ii),(iii),(iv) and
      (v) of the Finance Assets definition.

                                         Exchange or
       Date        Security Description  Rating    Quantity     Price  Value
       ----        --------------------  ------    --------     -----  -----
     1                                           $      $
      ____________________________________________________________
     2
      ____________________________________________________________
     3
      ____________________________________________________________
     4
      ____________________________________________________________
     5
      ____________________________________________________________
     6
      ____________________________________________________________
     7
      ____________________________________________________________
     8
      ____________________________________________________________

                                   Borrower Total Finance Assets    $


     B.  Pledged Securities as of [date].

                                         Exchange or
      Date        Security Description   Rating   Quantity      Price  Value
      ----        --------------------   ------   --------      -----  -----
     1                                          $      $
      ____________________________________________________________
     2
      ____________________________________________________________
     3
      ____________________________________________________________
     4
      ____________________________________________________________
     5
      ____________________________________________________________

                                   Borrower Securities Pledged      $


D.  Schedule of Indebtedness as of [date].


                Third Party Indebtedness as of [date]:              $
                                                                    __________
                Outstandings under the Credit Agreement:           $
                                                                    __________
                Proposed Outstandings under the Credit Agreement: $
                                                                   __________

                                   Borrower Total Indebtedness      $